EXHIBIT 1.01

Mattel, Inc.

Conflict Minerals Report

For the Year Ended December 31, 2018

This Conflict Minerals Report (the “Report”) for the year ended December 31, 2018 is presented to comply with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the “Rule”). As used in this Report, “3TGs” or “Conflict Minerals” means tin, tantalum, tungsten, and gold, and “Covered Countries” means the Democratic Republic of the Congo and adjoining countries. Throughout this Report, “Mattel” or the “Company” refers to Mattel, Inc. and/or one or more of its family of companies, as applicable.

I.	Introduction

Products Covered by This Report

Pursuant to the Rule, Mattel undertook due diligence measures on the source and chain of custody of the necessary Conflict Minerals in the products it manufactured or contracted to be manufactured for the period covered by this Report that the Company had reason to believe may have originated in the Covered Countries and may not have come from recycled or scrap sources. For the period covered by this Report, these are products in the following categories:

•	Dolls, which includes brands such as Barbie, American Girl, Enchantimals, and Polly Pocket.

•	Infant/Toddler/Preschool, which includes brands such as Fisher-Price and Thomas & Friends, Power Wheels, Fireman Sam, and Shimmer and Shine (Nickelodeon).

•	Vehicles, which includes brands such as Hot Wheels, Matchbox, and CARS (Disney Pixar).

•	Action Figures/Building Sets/Games, which includes brands such as MEGA, UNO, Toy Story (Disney Pixar), Jurassic World (Universal), and WWE.

Reasonable Country of Origin Inquiry

Mattel conducted in good faith a reasonable country of origin inquiry (the “RCOI”) regarding the necessary Conflict Minerals used in the Company’s products. The RCOI was reasonably designed to determine whether any of the necessary Conflict Minerals used in the Company’s products originated in the Covered Countries and whether any of these Conflict Minerals may be from recycled or scrap sources. Based on the RCOI, Mattel was unable to determine that such Conflict Minerals did not originate from the Covered Countries or are not from recycled or scrap sources and, as a result, the Company conducted additional due diligence on the source and chain of custody of such Conflict Minerals.

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II.	Due Diligence

The design of Mattel’s Conflict Minerals program is intended to conform, in all material respects, to the Organisation for Economic Co-operation and Development’s (the “OECD”) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas and related Supplements on Tin, Tantalum and Tungsten and on Gold (the “OECD Guidance”). In accordance with the OECD Guidance, Mattel took the following measures as part of its due diligence process:

Step One: Establish Strong Company Management Systems

Mattel has adopted a public Conflict Minerals Position Statement, which sets forth, among other things, its policy of supporting conflict-free sourcing of 3TGs, its approach to supplier engagement, and its policies for addressing identified supply chain risks. The complete Conflict Minerals Position Statement is publicly available at http://corporate.mattel.com/about-us/MattelsCommittmentToResponsibleSourcing-2013.pdf. The Company makes available to its employees a confidential hotline that allows employees to report violations of Mattel’s policies or illegal or unethical behavior, including violations pertaining to the Conflict Minerals Position Statement.

A cross-functional team of representatives from various departments of the Company, including Global Procurement, Global Quality and Regulatory Compliance, Information Technology, Finance, and Legal, supports the Company’s commitment to ethical sourcing of 3TGs and compliance with Mattel’s Conflict Minerals Position Statement and applicable laws.

Mattel also engaged an independent third-party consultant (“the Consultant”), to assist with the Company’s 2018 RCOI and the implementation of a supply chain due diligence plan using tools developed by the Consultant as well as the Responsible Mineral Initiative’s (“RMI”) Conflict Minerals Reporting Template (the “Template”). The Consultant also provided training for members of Mattel’s Conflict Minerals cross-functional team.

Mattel is a downstream consumer of 3TGs and does not purchase raw minerals directly from any mines, smelters, or refiners or any of the Covered Countries. In furtherance of Mattel’s long-standing commitment to ethical sourcing and compliance with national and international laws, Mattel has actively engaged its suppliers and asked for their cooperation in conducting the necessary due diligence related to Conflict Minerals. Mattel’s position on Conflict Minerals has been communicated throughout its supply chain.

Step Two: Identify and Assess Risks in the Supply Chain

With the assistance of the Consultant, Mattel identified and assessed risks in its supply chain by identifying “at-risk” suppliers that may provide Mattel with necessary Conflict Minerals, surveying such “at-risk” suppliers using the Template, and reviewing the responses provided by such suppliers.

Mattel identified suppliers that provide the Company with components that contain 3TGs and/or electronic parts as “at-risk” suppliers. The resulting list contained 286 such “at-risk” suppliers. The Company then surveyed the 286 “at-risk” suppliers using the Template to collect information regarding the presence and sourcing of 3TGs used in the products supplied to the Company. Following the initial request to complete the Template, reminder emails were sent to

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each non-responsive supplier requesting completion and return of the Template. The information provided by the suppliers in response to the Template was collected and stored using an online platform provided by the Consultant. In addition, suppliers who had conducted their own RCOI through the use of the Template were asked to provide their completed reports to Mattel.

The Consultant assessed the information received from the suppliers. This assessment included a review of the information provided by suppliers for completion, consistency, plausibility, and conformity to the expectations established in Mattel’s Conflict Minerals Position Statement. The Consultant also compared the lists of smelters and refiners provided by suppliers against the list of known 3TG processing facilities worldwide published by the Department of Commerce, as well as the lists of compliant smelters and refiners published by RMI’s Responsible Minerals Assurance Process, the London Bullion Market Association Good Delivery program, and the Responsible Jewellery Council Chain-of-Custody Certification program.

If a smelter or refiner was not certified through the use of these lists, the Consultant attempted to contact the smelter or refiner up to three times to gain more information concerning its sourcing practices and whether it utilized internal due diligence procedures or other processes to track the chain-of-custody from the source of its mineral ores. The Consultant also conducted internet research to locate outside sources of information regarding the smelter or refiner’s sourcing practices.

Step Three: Design and Implement a Strategy to Respond to Identified Risks

If Mattel becomes aware of a supplier whose supply chain includes 3TGs that are not conflict-free, the Company will take appropriate actions to remedy the situation in a timely manner. These actions could include reassessment of the supplier relationship, including but not limited to, discontinuance of purchasing any products from such supplier and/or terminating supplier agreements with such supplier. Mattel advises suppliers to take similar measures with their own sub-suppliers to ensure alignment and traceability throughout the supply chain and back to the smelter.

Step Four: Support the Development and Implementation of Independent Third-Party Audits

As discussed above, Mattel does not have direct relationships with smelters or refiners, and it does not perform direct audits of these entities’ supply chains for Conflict Minerals. Mattel supports multi-stakeholder efforts and industry-wide collaboration focused on procuring conflict-free minerals, including the development and implementation of independent third-party audits of smelters’ and refiners’ sourcing by such stakeholders.

Step Five: Report on Supply Chain Due Diligence

As indicated in the Form SD, this Report is publicly available at http://corporate.mattel.com/about-us/2018MattelConflictMineralsReport.pdf. Mattel’s Conflict Minerals Position Statement is also publicly available at http://corporate.mattel.com/about-us/MattelsCommittmentToResponsibleSourcing-2013.pdf.

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III.	Due Diligence Results

For the period covered by this Report, based on the due diligence measures described in this Report, Mattel does not have conclusive information regarding conflict status, the country of origin of, or facilities used to process, the necessary Conflict Minerals in the Company’s products. Mattel’s efforts to determine the mine or location of origin of the necessary Conflict Minerals in the products covered by this Report with the greatest possible specificity consisted of the due diligence measures described in this Report. Attachment A to this Report includes lists of the facilities that the surveyed suppliers reported as being in their supply chains, along with the corresponding metal processed at a particular facility, the processed metal’s country of origin and the particular facility’s conflict-free certification status.

IV.	Future Steps to Mitigate Risk

Mattel will continue its efforts to improve its due diligence to further mitigate the risk that the necessary Conflict Minerals in its products could benefit armed groups in the Covered Countries by:

•	Further engaging with suppliers that provided incomplete or uncertain information or did not respond to the supplier survey;

•

Encouraging suppliers to use certified conflict-free sources of Conflict Minerals, or engaging with suppliers believed to be supplying Conflict Minerals from sources that may support conflict in a Covered Country to establish an alternative source of Conflict Minerals;

•	Continuing supplier consolidation efforts with the aim to reduce the number of our current suppliers in order to make our supply chain more transparent and easier to conduct due diligence on;

•	Providing training and clear communications to suppliers to help clearly identify chain of custody and explanation of the Template to insure supplier’s ability to complete their input accurately; and

•	Periodically reviewing, and updating as necessary, Mattel’s Conflict Minerals Position Statement.

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ATTACHMENT A

For each of the lists below, smelters and refiners marked “*” have been certified as conflict-free.

The following is a list of the smelters and refiners reported by Mattel’s suppliers as being in their supply chain with indications of Covered Country sourcing:

Metal	Smelter/Refiner	Mine Countries of Origin
Gold	Almalyk Mining and Metallurgical Complex (AMMC) *	DRC- Congo (Kinshasa), Zambia

Gold	Asaka Riken Co., Ltd. *	Rwanda, Burundi

Gold	CCR Refinery—Glencore Canada Corporation *	DRC- Congo (Kinshasa), Zambia

Gold	Jiangxi Copper Co., Ltd. *	Rwanda

Gold	Mitsubishi Materials Corporation *	Congo (Brazzaville)

Gold	Nihon Material Co., Ltd. *	DRC- Congo (Kinshasa), Rwanda

Gold	Prioksky Plant of Non-Ferrous Metals *	Rwanda

Gold	Rand Refinery (Pty) Ltd. *	DRC- Congo (Kinshasa), Tanzania

Gold	Samduck Precious Metals *	Rwanda

Tantalum	Changsha South Tantalum Niobium Co., Ltd. *	DRC- Congo (Kinshasa)

Tantalum	F&X Electro-Materials Ltd. *	DRC- Congo (Kinshasa), Central African Republic, Zambia, Tanzania, Uganda, Angola, Congo (Brazzaville), Burundi, South Sudan, Rwanda

Tantalum	Global Advanced Metals Aizu *	Rwanda, Angola, Zambia, Central African Republic, South Sudan, Uganda, Burundi, Congo (Brazzaville), DRC- Congo (Kinshasa), Tanzania

Tantalum	Global Advanced Metals Boyertown *	Tanzania, Congo (Brazzaville), Zambia, Uganda, Angola, DRC- Congo (Kinshasa), Rwanda, Burundi, Central African Republic, South Sudan

Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd. *	Burundi, DRC- Congo (Kinshasa), South Sudan, Central African Republic, Tanzania, Zambia, Uganda, Rwanda, Congo (Brazzaville), Angola

Tantalum	Guangdong Zhiyuan New Material Co., Ltd. *	DRC- Congo (Kinshasa), Rwanda

Tantalum	H.C. Starck Co., Ltd. *	South Sudan, Central African Republic, Uganda, DRC- Congo (Kinshasa), Tanzania, Congo (Brazzaville), Burundi, Zambia, Rwanda, Angola

Tantalum	H.C. Starck Hermsdorf GmbH *	Rwanda, DRC- Congo (Kinshasa), Burundi

Tantalum	H.C. Starck Inc. *	Rwanda, Burundi, Congo (Brazzaville)

Tantalum	H.C. Starck Ltd. *	Rwanda

Tantalum	H.C. Starck Smelting GmbH & Co. KG *	Congo (Brazzaville), Rwanda, DRC- Congo (Kinshasa), Burundi

Tantalum	H.C. Starck Tantalum and Niobium GmbH *	Zambia, Burundi, Rwanda, DRC- Congo (Kinshasa), Congo (Brazzaville), Uganda, Angola, South Sudan, Central African Republic, Tanzania

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd. *	Zambia, Burundi, Rwanda, Uganda, Tanzania, Central African Republic, Congo (Brazzaville), South Sudan, Angola, DRC- Congo (Kinshasa)

Tantalum	Jiujiang Tanbre Co., Ltd. *	Burundi, Uganda, Congo (Brazzaville), Tanzania, Central African Republic, DRC- Congo (Kinshasa), Angola, Zambia, Rwanda, South Sudan

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd. *	DRC- Congo (Kinshasa)

Tantalum	KEMET Blue Metals *	Uganda, Central African Republic, South Sudan, Zambia, Congo (Brazzaville), Tanzania, Rwanda, Angola, Burundi, DRC- Congo (Kinshasa)

Tantalum	Kemet Blue Powder *	South Sudan, Zambia, Central African Republic, Uganda, Rwanda, Angola, Burundi, DRC- Congo (Kinshasa), Tanzania, Congo (Brazzaville)

Tantalum	LSM Brasil S.A. *	DRC- Congo (Kinshasa)

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd. *	Zambia, Congo (Brazzaville), DRC- Congo (Kinshasa), Uganda, Rwanda, Tanzania, South Sudan, Burundi, Angola, Central African Republic

Tantalum	Taki Chemical Co., Ltd. *	Angola, Rwanda, Uganda, South Sudan, Zambia, Congo (Brazzaville), Tanzania, Central African Republic, Burundi

Tantalum	Ulba Metallurgical Plant JSC *	Uganda, DRC- Congo (Kinshasa), Tanzania, Zambia, Congo (Brazzaville), Angola, South Sudan, Rwanda, Burundi, Central African Republic

Tin	CV United Smelting *	Congo (Brazzaville), Rwanda, DRC- Congo (Kinshasa)

Tin	CV Venus Inti Perkasa *	Congo (Brazzaville)

Tin	EM Vinto *	Congo (Brazzaville), DRC- Congo (Kinshasa)

Tin	Magnu’s Minerais Metais e Ligas Ltda. *	DRC- Congo (Kinshasa)

Tin	Malaysia Smelting Corporation (MSC) *	Angola, South Sudan, Tanzania, Zambia, Central African Republic, DRC- Congo (Kinshasa), Congo (Brazzaville), Burundi, Uganda

Tin	Metallo Belgium N.V. *	DRC- Congo (Kinshasa)

Tin	Operaciones Metalurgical S.A. *	DRC- Congo (Kinshasa)

Tin	PT Bangka Tin Industry *	DRC- Congo (Kinshasa)

Tin	PT Bukit Timah *	DRC- Congo (Kinshasa)

Tin	PT Stanindo Inti Perkasa *	DRC- Congo (Kinshasa)

Tin	PT Sumber Jaya Indah *	Rwanda

Tin	PT Tinindo Inter Nusa *	DRC- Congo (Kinshasa), Rwanda

Tin	Thaisarco *	DRC- Congo (Kinshasa), Tanzania, Uganda, Burundi, Rwanda, Angola, Congo (Brazzaville), South Sudan, Zambia, Central African Republic

Tungsten	A.L.M.T. TUNGSTEN Corp. *	Rwanda, Burundi, DRC- Congo (Kinshasa)

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd. *	DRC- Congo (Kinshasa)

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd. *	Rwanda

Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd. *	DRC- Congo (Kinshasa)

Tungsten	H.C. Starck Tungsten GmbH *	Rwanda

Tungsten	Hydrometallurg, JSC *	DRC- Congo (Kinshasa)

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd. *	DRC- Congo (Kinshasa)

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd. *	Rwanda, Burundi

Tungsten	Xiamen Tungsten Co., Ltd. *	Rwanda, DRC- Congo (Kinshasa)

The following is a list of smelters and refiners reported by Mattel’s suppliers as being in their supply chain with indications of sourcing from OECD Level 2 countries (i.e., those low to medium risk countries with known or plausible involvement in the smuggling, export, or transit of minerals out of conflict affected regions):

Metal	Smelter/Refiner	Mine Countries of Origin
Gold	Al Etihad Gold Refinery DMCC *	United Arab Emirates

Gold	AngloGold Ashanti Corrego do Sitio Mineracao *	South Africa

Gold	Argor-Heraeus S.A. *	South Africa

Gold	Asaka Riken Co., Ltd. *	Mozambique

Gold	AU Traders and Refiners *	South Africa

Gold	Daye Non-Ferrous Metals Mining Ltd.	South Africa

Gold	DSC (Do Sung Corporation) *	South Africa

Gold	Eco-System Recycling Co., Ltd. *	Mozambique

Gold	Emirates Gold DMCC *	United Arab Emirates

Gold	Gold Refinery of Zijin Mining Group Co., Ltd. *	Mozambique

Gold	Heimerle + Meule GmbH *	Mozambique, South Africa

Gold	Heraeus Metals Hong Kong Ltd. *	South Africa, Mozambique

Gold	Heraeus Precious Metals GmbH & Co. KG *	United Arab Emirates

Gold	Hunan Chenzhou Mining Co., Ltd.	Mozambique

Gold	LS-NIKKO Copper Inc. *	South Africa

Gold	Metalor Technologies (Suzhou) Ltd. *	South Africa

Gold	Mitsubishi Materials Corporation *	Mozambique

Gold	Nadir Metal Rafineri San. Ve Tic. A.S. *	United Arab Emirates

Gold	Nihon Material Co., Ltd. *	Mozambique

Gold	Ohura Precious Metal Industry Co., Ltd. *	South Africa

Gold	PAMP S.A. *	South Africa

Gold	Prioksky Plant of Non-Ferrous Metals *	Mozambique

Gold	PX Precinox S.A. *	Mozambique

Gold	Rand Refinery (Pty) Ltd. *	South Africa, Mozambique

Gold	Samduck Precious Metals *	Mozambique

Gold	Tanaka Kikinzoku Kogyo K.K. *	South Africa

Gold	Yamakin Co., Ltd. *	Mozambique

Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation *	Mozambique

Tantalum	Changsha South Tantalum Niobium Co., Ltd. *	Mozambique

Tantalum	Exotech Inc. *	Mozambique

Tantalum	Global Advanced Metals Boyertown *	Mozambique

Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd. *	South Africa, Kenya, Mozambique

Tantalum	H.C. Starck Co., Ltd. *	Mozambique, Kenya, South Africa

Tantalum	H.C. Starck Hermsdorf GmbH *	Mozambique

Tantalum	H.C. Starck Inc. *	Mozambique

Tantalum	H.C. Starck Ltd. *	Mozambique

Tantalum	H.C. Starck Smelting GmbH & Co. KG *	Mozambique

Tantalum	H.C. Starck Tantalum and Niobium GmbH *	Mozambique

Tantalum	Jiujiang Tanbre Co., Ltd. *	South Africa, Mozambique, Kenya

Tantalum	KEMET Blue Metals *	Mozambique, South Africa

Tantalum	Kemet Blue Powder *	Mozambique

Tantalum	Metallurgical Products India Pvt., Ltd. *	Mozambique, Kenya, South Africa

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd. *	Mozambique

Tantalum	Ulba Metallurgical Plant JSC *	Mozambique

Tin	Malaysia Smelting Corporation (MSC) *	South Africa, Kenya, Mozambique

Tin	PT DS Jaya Abadi *	Mozambique

Tin	PT Stanindo Inti Perkasa *	Mozambique

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd. *	Mozambique

Tungsten	H.C. Starck Tungsten GmbH *	Mozambique

Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd. *	Mozambique

Tungsten	Kennametal Huntsville *	South Africa

The following is a list of smelters and refiners reported by Mattel’s suppliers as being in their supply chain with indications of sourcing from OECD Level 1 countries (i.e., those little to no risk countries with known active metal production but that are not identified as conflict regions or plausible areas of smuggling, export or transit of minerals out of conflict affected regions):

Metal	Smelter/Refiner	Mine Countries of Origin
Gold	Abington Reldan Metals, LLC	United States

Gold	Advanced Chemical Company *	Peru, United States, Indonesia

Gold	Aida Chemical Industries Co., Ltd. *	Japan, Peru, Bolivia, Portugal, Spain, Canada

Gold	Allgemeine Gold-und Silberscheideanstalt A.G. *	Brazil, Japan, Philippines, Germany, Sierra Leone, Nigeria, China, Laos, Thailand

Gold	Almalyk Mining and Metallurgical Complex (AMMC) *	Germany, Australia, Mexico, Switzerland, Uzbekistan, Canada, United States, China, Argentina, Brazil, Chile, Japan, Peru

Gold	AngloGold Ashanti Corrego do Sitio Mineracao *	Brazil, Australia

Gold	Argor-Heraeus S.A. *	Singapore, Switzerland, Hong Kong, China, Philippines, Chile, Indonesia, Argentina

Gold	Asahi Pretec Corp. *	Estonia, Bolivia, Guinea, France, Ireland, Ethiopia, Peru, United Kingdom, Hong Kong, Djibouti, Madagascar, Ecuador, Taiwan, Nigeria, Netherlands, Thailand, Chile, Suriname, Sierra Leone, Egypt, Guyana, Malaysia, Israel, Viet Nam, Japan, Mexico, Cambodia, Hungary, Ivory Coast, Uzbekistan, Argentina, Portugal, China, Germany, Zimbabwe, Brazil, Singapore, Kazakhstan, Austria, Belgium, Colombia, Laos, Czech Republic, United States, India, Korea, Republic of, Namibia, Indonesia, Mongolia, Slovakia, Australia, Canada, Luxembourg, Russian Federation, Myanmar, Papua New Guinea, Spain

Gold	Asahi Refining Canada Ltd. *	Japan, Australia, Canada

Gold	Asahi Refining USA Inc. *	Indonesia, Australia, Malaysia, China, United States, Peru, Hong Kong, Uzbekistan, Bermuda, Chile, Canada

Gold	Asaka Riken Co., Ltd. *	Japan, Mexico, Nigeria, Armenia, Niger

Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Australia, Turkey, Brazil, Indonesia

Gold	Aurubis AG *	Hong Kong, Canada, Brazil, Japan, United States, China, Germany, Indonesia

Gold	Bangalore Refinery *	India

Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines) *	Canada, Indonesia, China, Brazil, Italy, Philippines

Gold	Boliden AB *	Indonesia, Sweden, Ireland, Canada, China, Finland

Gold	C. Hafner GmbH + Co. KG *	Brazil, Chile, Japan, Peru, Australia, China, Germany

Gold	Caridad	Mexico, China, Bolivia, Japan, Chile, Korea, Republic of

Gold	CCR Refinery—Glencore Canada Corporation *	United States, China, Australia, Argentina, Chile, Japan, Germany, Peru, Canada, Indonesia, Switzerland

Gold	Cendres + Metaux S.A. *	Germany, Switzerland, Australia

Gold	Chimet S.p.A. *	Italy, Turkey, Mexico, Australia

Gold	Chugai Mining *	Japan, Indonesia, Chile, United States, Canada, Australia, Peru

Gold	Daejin Indus Co., Ltd. *	Japan, Korea, Republic of

Gold	Daye Non-Ferrous Metals Mining Ltd.	Belgium, Uzbekistan, Canada, Malaysia, Switzerland, Chile, Hong Kong, Mexico, China, United Kingdom, Japan, Australia, Singapore, United States

Gold	Degussa Sonne / Mond Goldhandel GmbH	Germany

Gold	DODUCO Contacts and Refining GmbH *	Australia, Peru, China, Canada, Chile, Germany, Japan, United States, Hong Kong

Gold	Dowa *	Philippines, Switzerland, China, Myanmar, Indonesia, Slovakia, Brazil, Argentina, Ireland, Hungary, Mongolia, Mexico, India, Suriname, Malaysia, Djibouti, Taiwan, Chile, Estonia, Korea, Republic of, Kazakhstan, Laos, Ethiopia, Ecuador, Luxembourg, Austria, Australia, Netherlands, Portugal, Madagascar, Thailand, Singapore, United States, Peru, Guyana, United Kingdom, Zimbabwe, Bolivia, Czech Republic, Namibia, Israel, Hong Kong, Egypt, Japan, Belgium, France, Viet Nam, Canada, Cambodia, Germany, Nigeria, Russian Federation, Colombia, Sierra Leone, Ivory Coast, Spain

Gold	DSC (Do Sung Corporation) *	Korea, Republic of, Australia, Brazil

Gold	Eco-System Recycling Co., Ltd. *	Japan, Australia, Indonesia, Canada, Bolivia

Gold	GCC Gujrat Gold Centre Pvt. Ltd.	India

Gold	Geib Refining Corporation *	China, United States

Gold	Gold Refinery of Zijin Mining Group Co., Ltd. *	Tajikistan, Russian Federation, China, Canada, Poland, Bolivia, Peru, Brazil, Indonesia, Papua New Guinea, Australia, Malaysia, Kyrgyzstan, Mongolia, Japan

Gold	Great Wall Precious Metals Co., Ltd. of CBPM	China, Russian Federation

Gold	Guangdong Jinding Gold Limited	Peru, Taiwan, Australia, Brazil, China

Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China

Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	Korea, Republic of, China

Gold	HeeSung Metal Ltd. *	Korea, Republic of

Gold	Heimerle + Meule GmbH *	Germany, China, Mexico, Austria, Malaysia, Hong Kong, Philippines, Mongolia, Australia, Canada, Jersey

Gold	Heraeus Metals Hong Kong Ltd. *	Switzerland, Malaysia, Thailand, Germany, France, Australia, Canada, Taiwan, Laos, Philippines, Viet Nam, China, Hong Kong, Peru, Japan, Singapore

Gold	Heraeus Precious Metals GmbH & Co. KG *	China, United States, Chile, Turkey, Hong Kong, Malaysia, Jersey, Switzerland, Germany, Saudi Arabia, Peru, Bolivia, Australia

Gold	Hunan Chenzhou Mining Co., Ltd.	Switzerland, Australia, Canada, China, Sierra Leone, Spain, Russian Federation, Taiwan, Zimbabwe, Viet Nam, Thailand, United Kingdom, Portugal, Ireland, Colombia, France, Hungary, Czech Republic, Myanmar, Netherlands, Luxembourg, Austria, Bolivia, India, Madagascar, Argentina, Indonesia, Ivory Coast, Djibouti, Kazakhstan, Estonia, Namibia, Brazil, Malaysia, Chile, Guyana, Nigeria, Cambodia, Suriname, Peru, Germany, Singapore, United States, Ethiopia, Israel, Japan, Belgium, Egypt, Slovakia, Korea, Republic of, Laos, Mongolia, Ecuador

Gold	HwaSeong CJ CO., LTD.	Japan, China, United States, Australia, Korea, Republic of, Mexico, Hong Kong, Canada

Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd. *	China, Mongolia, Mexico

Gold	Ishifuku Metal Industry Co., Ltd. *	Canada, United States, Australia, Japan, China

Gold	Istanbul Gold Refinery *	Turkey

Gold	Italpreziosi *	Italy

Gold	Japan Mint *	Australia, Italy, Mexico, Japan

Gold	Jiangxi Copper Co., Ltd. *	China, Japan, United States, Chile

Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Australia, Japan, Canada, Russian Federation

Gold	JSC Uralelectromed *	Switzerland, Australia, Brazil, Russian Federation, Taiwan

Gold	JX Nippon Mining & Metals Co., Ltd. *	Chile, Indonesia, Taiwan, United Kingdom, Saudi Arabia

Gold	Kazakhmys Smelting LLC	Kazakhstan, Kyrgyzstan

Gold	Kazzinc *	Taiwan, Kazakhstan, Australia, Japan, Peru, China, Switzerland

Gold	Kennecott Utah Copper LLC *	United States, China

Gold	KGHM Polska Miedz Spolka Akcyjna *	Chile

Gold	Kojima Chemicals Co., Ltd. *	Cambodia, Laos, Portugal, Brazil, Slovakia, Chile, Japan, France, Hungary, Ivory Coast, Switzerland, United States, Bolivia, Viet Nam, Ireland, Korea, Republic of, Suriname, Djibouti, Myanmar, Mongolia, Madagascar, Egypt, China, Netherlands, Czech Republic, Argentina, Sierra Leone, Peru, Thailand, Spain, India, Malaysia, Canada, Nigeria, Taiwan, Zimbabwe, Belgium, Germany, Indonesia, Namibia, Kazakhstan, Ecuador, Ethiopia, Guyana, Russian Federation, Australia, Singapore, United Kingdom, Israel, Luxembourg, Colombia, Estonia, Austria

Gold	Korea Zinc Co., Ltd. *	Korea, Republic of

Gold	Kyrgyzaltyn JSC *	Australia, Kyrgyzstan, Brazil

Gold	Kyshtym Copper-Electrolytic Plant ZAO	Russian Federation

Gold	L’azurde Company For Jewelry	Saudi Arabia, Canada, Australia, Taiwan, Japan

Gold	Lingbao Gold Co., Ltd.	China

Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China

Gold	L’Orfebre S.A. *	Andorra

Gold	LS-NIKKO Copper Inc. *	Korea, Republic of, Peru, India, Australia, Chile, Brazil, Mexico, Singapore, United States, Kazakhstan, China, Japan, Indonesia, Hong Kong

Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China

Gold	Marsam Metals *	Brazil

Gold	Materion *	Madagascar, Netherlands, Japan, Brazil, Canada, Russian Federation, Malaysia, Sierra Leone, Mongolia, Switzerland, Hungary, Suriname, Nigeria, France, Laos, Myanmar, Peru, Djibouti, Kazakhstan, Ecuador, Czech Republic, Indonesia, Viet Nam, Colombia, Bolivia, Australia, China, Guyana, Taiwan, Austria, India, Argentina, Egypt, Germany, Slovakia, Spain, Chile, Israel, Zimbabwe, Estonia, Belgium, Ethiopia, Namibia, Korea, Republic of, Singapore, Ireland, United Kingdom, Cambodia, Portugal, Ivory Coast, Thailand, United States, Luxembourg

Gold	Matsuda Sangyo Co., Ltd. *	United Kingdom, United States, Indonesia, Canada, Hong Kong, China, Australia, Japan

Gold	Metalor Technologies (Hong Kong) Ltd. *	Switzerland, Australia, United States, Peru, Japan, Hong Kong, China

Gold	Metalor Technologies (Singapore) Pte., Ltd. *	Switzerland, Singapore, China

Gold	Metalor Technologies (Suzhou) Ltd. *	China

Gold	Metalor Technologies S.A. *	Sweden, Belgium, United Kingdom, Canada, Switzerland, Hong Kong, United States, Ivory Coast, Indonesia, China

Gold	Metalor USA Refining Corporation *	Canada, China, United States, Mexico, Switzerland

Gold	Metalurgica Met-Mex Penoles S.A. De C.V. *	Mexico, China

Gold	Mitsubishi Materials Corporation *	Austria, Canada, Mongolia, United Kingdom, Chile, Japan, Papua New Guinea, Hong Kong, Indonesia

Gold	Mitsui Mining and Smelting Co., Ltd. *	Japan, Australia, Canada, China, Malaysia, Brazil, Chile, United Kingdom

Gold	MMTC-PAMP India Pvt., Ltd. *	India, United States

Gold	Modeltech Sdn Bhd	Malaysia

Gold	Morris and Watson	New Zealand, United States

Gold	Morris and Watson Gold Coast	Australia

Gold	Moscow Special Alloys Processing Plant *	China, Russian Federation, Bolivia

Gold	Nadir Metal Rafineri San. Ve Tic. A.S. *	Turkey, Saudi Arabia

Gold	Navoi Mining and Metallurgical Combinat	United States, Uzbekistan, Indonesia, China

Gold	Nihon Material Co., Ltd. *	Japan, Thailand, Australia, Brazil, Indonesia, Switzerland, Spain, Portugal, Niger, China, Nigeria, Canada, Chile, Bolivia, Malaysia, Peru

Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH *	Indonesia, Austria

Gold	Ohura Precious Metal Industry Co., Ltd. *	Taiwan, Viet Nam, Czech Republic, Colombia, Spain, Namibia, Madagascar, Nigeria, Myanmar, Argentina, Germany, Netherlands, Djibouti, Chile, Singapore, Egypt, Kazakhstan, Canada, France, Korea, Republic of, Bolivia, Ecuador, Sierra Leone, United Kingdom, Israel, China, United States, Australia, Zimbabwe, Slovakia, Switzerland, India, Guyana, Austria, Estonia, Suriname, Brazil, Luxembourg, Ivory Coast, Portugal, Russian Federation, Ethiopia, Malaysia, Mongolia, Cambodia, Hungary, Indonesia, Japan, Thailand, Belgium, Laos, Ireland, Peru

Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet) *	Russian Federation

Gold	OJSC Novosibirsk Refinery *	Brazil, Canada, Peru, Switzerland, Malaysia, Italy, Russian Federation, China, Philippines, Bolivia

Gold	PAMP S.A. *	Hong Kong, Mexico, Canada, United Kingdom, China, United States, Australia, Switzerland, Indonesia, Japan

Gold	Pease & Curren	United States

Gold	Penglai Penggang Gold Industry Co., Ltd.	China

Gold	Planta Recuperadora de Metales SpA *	Chile

Gold	Prioksky Plant of Non-Ferrous Metals *	China, Brazil, Canada, Japan, Zimbabwe, Russian Federation, Germany, Bolivia, Australia, Namibia, Ethiopia, India, Sierra Leone

Gold	PT Aneka Tambang (Persero) Tbk *	Chile, Germany, Indonesia, Canada, Brazil, Malaysia, Ethiopia, Peru, Bolivia, Australia, Switzerland

Gold	PX Precinox S.A. *	Australia, Switzerland, Canada

Gold	Rand Refinery (Pty) Ltd. *	Mali, Jersey, Papua New Guinea, Guinea, Austria, Ghana, Namibia, Hong Kong, China, Philippines, Malaysia, Canada, Switzerland, Australia, Germany

Gold	Refinery of Seemine Gold Co., Ltd.	China

Gold	REMONDIS PMR B.V. *	Netherlands

Gold	Royal Canadian Mint *	Guyana, Peru, United States, Mexico, Switzerland, Canada, Germany, Chile, Japan, Suriname

Gold	SAAMP *	France

Gold	Sabin Metal Corp.	Brazil, Portugal, United States, Russian Federation, China, Canada, Mexico

Gold	Safimet S.p.A *	Italy

Gold	SAFINA A.S.	Czech Republic

Gold	Sai Refinery	India

Gold	Samduck Precious Metals *	United States, Canada, Zimbabwe, Australia, Thailand, Namibia, Bolivia, India, Sierra Leone, Japan, Korea, Republic of, Ethiopia, Brazil, Germany, China

Gold	SAMWON METALS Corp.	Canada, Australia, China, Sweden, Korea, Republic of, Hong Kong

Gold	SAXONIA Edelmetalle GmbH *	Germany

Gold	SEMPSA Joyeria Plateria S.A. *	Spain

Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	Russian Federation

Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd. *	Japan, China, United States

Gold	Sichuan Tianze Precious Metals Co., Ltd. *	China

Gold	Singway Technology Co., Ltd. *	Czech Republic, Namibia, Madagascar, Hungary, Spain, Korea, Republic of, United States, Bolivia, Mongolia, Japan, Austria, Kazakhstan, Nigeria, Zimbabwe, India, Sierra Leone, Slovakia, Viet Nam, Brazil, Estonia, Luxembourg, Cambodia, Israel, Thailand, Canada, Suriname, Australia, Egypt, Netherlands, Singapore, Taiwan, Peru, Chile, Russian Federation, Colombia, Switzerland, Ethiopia, Myanmar, Djibouti, Ecuador, Argentina, Laos, Germany, Indonesia, Ivory Coast, Guyana, France, United Kingdom, Portugal, Malaysia, China, Belgium

Gold	SOE Shyolkovsky Factory of Secondary Precious Metals *	Taiwan, Germany, Russian Federation

Gold	Solar Applied Materials Technology Corp. *	Madagascar, Luxembourg, Peru, Zimbabwe, Canada, Ethiopia, France, Cambodia, Malaysia, Slovakia, Guyana, Israel, Ivory Coast, Kazakhstan, Ecuador, Egypt, Ireland, Sierra Leone, Myanmar, Belgium, Indonesia, Thailand, Estonia, India, Korea, Republic of, Nigeria, Taiwan, Argentina, United Kingdom, Viet Nam, China, Germany, United States, Colombia, Austria, Hong Kong, Djibouti, Mongolia, Netherlands, Suriname, Laos, Chile, Brazil, Japan, Czech Republic, Hungary, Portugal, Australia, Russian Federation, Singapore, Namibia, Switzerland, Bolivia

Gold	State Research Institute Center for Physical Sciences and Technology	Lithuania

Gold	Sumitomo Metal Mining Co., Ltd. *	Australia, United States, Chile, Japan, Indonesia, Philippines

Gold	SungEel HiMetal Co., Ltd. *	Korea, Republic of

Gold	T.C.A S.p.A *	Italy

Gold	Tanaka Kikinzoku Kogyo K.K. *	Belgium, Canada, Australia, Singapore, China, Hong Kong, Mexico, Switzerland, Uzbekistan, Chile, United States, Malaysia, Bolivia, Indonesia, Japan, United Kingdom

Gold	The Refinery of Shandong Gold Mining Co., Ltd. *	China, Peru

Gold	Tokuriki Honten Co., Ltd. *	Japan, Hong Kong, Australia, United States, Chile, Peru, China, Canada

Gold	Tongling Nonferrous Metals Group Co., Ltd.	China

Gold	TOO Tau-Ken-Altyn	Kazakhstan

Gold	Torecom *	Korea, Republic of, Mexico, Bolivia, Russian Federation, Chile, Indonesia, Brazil, China

Gold	Umicore Brasil Ltda. *	Japan, Brazil, Austria

Gold	Umicore Precious Metals Thailand *	Thailand, Peru, China, United States

Gold	Umicore S.A. Business Unit Precious Metals Refining *	Bolivia, China, Canada, Japan

Gold	United Precious Metal Refining, Inc. *	Switzerland, Belgium, Peru, Australia, Canada, Bolivia, Thailand, United States, Japan, Russian Federation, China, Indonesia

Gold	Valcambi S.A. *	China, Germany, Australia, Switzerland, Hong Kong, Japan, Taiwan

Gold	Western Australian Mint (T/a The Perth Mint) *	Papua New Guinea, Australia, Hong Kong, Bolivia, China, Chile, Peru, Guinea, Korea, Republic of

Gold	WIELAND Edelmetalle GmbH *	Germany

Gold	Yamakin Co., Ltd. *	Australia, Japan, United States, Brazil, Canada, China

Gold	Yokohama Metal Co., Ltd. *	Malaysia, Japan, Brazil, China, Spain

Gold	Yunnan Copper Industry Co., Ltd.	China, Canada, Chile

Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation *	Australia, Mongolia, Switzerland, Thailand, Germany, Canada, China, Ethiopia, Philippines, Laos

Tantalum	Asaka Riken Co., Ltd. *	Japan, Mexico, Nigeria, Armenia, Niger

Tantalum	Changsha South Tantalum Niobium Co., Ltd. *	Brazil, Australia, Canada, Russian Federation, China, Thailand

Tantalum	D Block Metals, LLC *	United States

Tantalum	Exotech Inc. *	Laos, Ethiopia, Kazakhstan, Ecuador, Zimbabwe, Hungary, Viet Nam, Madagascar, Japan, Luxembourg, Australia, Namibia, Korea, Republic of, Israel, United Kingdom, Portugal, Estonia, Bolivia, Switzerland, Egypt, Russian Federation, Indonesia, Peru, Guyana, Djibouti, Myanmar, Netherlands, Ireland, Mongolia, Chile, United States, Slovakia, Cambodia, Sierra Leone, Canada, Spain, Austria, India, Thailand, Ivory Coast, Germany, Malaysia, Nigeria, France, Czech Republic, Argentina, China, Suriname, Brazil, Belgium, Singapore, Colombia, Taiwan

Tantalum	F&X Electro-Materials Ltd. *	Austria, Sierra Leone, Portugal, Egypt, Nigeria, Colombia, Czech Republic, Namibia, Ivory Coast, Israel, Korea, Republic of, China, Zimbabwe, Germany, Belgium, Laos, Mongolia, Ireland, United Kingdom, Guyana, Brazil, Kazakhstan, France, Ethiopia, Bolivia, United States, Estonia, Luxembourg, Cambodia, Djibouti, India, Russian Federation, Suriname, Hungary, Madagascar, Myanmar, Spain, Indonesia, Taiwan, Canada, Malaysia, Viet Nam, Japan, Chile, Peru, Switzerland, Argentina, Singapore, Netherlands, Australia, Slovakia, Ecuador, Thailand

Tantalum	FIR Metals & Resource Ltd. *	Malaysia, Peru, Spain, Belgium, Singapore, Namibia, Switzerland, Guyana, Thailand, Ireland, Mongolia, Hungary, Netherlands, Sierra Leone, Russian Federation, Cambodia, Taiwan, Djibouti, Laos, Indonesia, Colombia, Japan, United Kingdom, Korea, Republic of, Brazil, Luxembourg, Ivory Coast, Czech Republic, Ethiopia, China, Madagascar, Egypt, Chile, Viet Nam, India, Israel, Bolivia, Portugal, France, Nigeria, Kazakhstan, Argentina, Germany, United States, Ecuador, Australia, Canada, Myanmar, Slovakia, Austria, Zimbabwe, Estonia

Tantalum	Global Advanced Metals Aizu *	Peru, Malaysia, Djibouti, Namibia, Suriname, Czech Republic, Ethiopia, Nigeria, Thailand, Israel, Myanmar, Guyana, China, Hungary, Ecuador, Chile, France, Russian Federation, United Kingdom, Spain, Viet Nam, Zimbabwe, Estonia, United States, Kazakhstan, Netherlands, Sierra Leone, Germany, Switzerland, Brazil, Belgium, Ivory Coast, Cambodia, Luxembourg, Indonesia, Singapore, Austria, Mongolia, Colombia, India, Madagascar, Canada, Slovakia, Egypt, Laos, Argentina, Ireland, Taiwan, Bolivia, Portugal, Korea, Republic of, Japan, Australia

Tantalum	Global Advanced Metals Boyertown *	Korea, Republic of, Suriname, Chile, Canada, Ivory Coast, Laos, Hungary, Australia, Estonia, Switzerland, United States, Belgium, Luxembourg, Brazil, Spain, Czech Republic, Madagascar, United Kingdom, Myanmar, Bolivia, Kazakhstan, Nigeria, Peru, Ecuador, Ethiopia, Israel, Ireland, Guyana, China, Germany, Singapore, Cambodia, Namibia, Thailand, Colombia, Sierra Leone, France, Netherlands, Argentina, Mongolia, Japan, India, Zimbabwe, Djibouti, Russian Federation, Slovakia, Austria, Indonesia, Malaysia, Portugal, Taiwan, Viet Nam, Egypt

Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd. *	China, Thailand, Djibouti, France, Spain, Ireland, United Kingdom, Portugal, Singapore, Chile, Suriname, Belgium, Myanmar, Niger, Argentina, Switzerland, Malaysia, Taiwan, Madagascar, Brazil, Namibia, Guyana, Viet Nam, Zimbabwe, Cambodia, Germany, Russian Federation, Luxembourg, Netherlands, Australia, Ecuador, Japan, Mongolia, Sierra Leone, United States, Israel, Czech Republic, Nigeria, Peru, Slovakia, Egypt, Indonesia, Ivory Coast, Kazakhstan, Estonia, India, Bolivia, Korea, Republic of, Austria, Canada, Colombia, Hungary, Ethiopia, Laos

Tantalum	Guangdong Zhiyuan New Material Co., Ltd. *	Spain, Ivory Coast, Japan, Guyana, India, Germany, Peru, Canada, Thailand, United States, Singapore, Belgium, Laos, United Kingdom, Argentina, Myanmar, Namibia, Slovakia, Korea, Republic of, Sierra Leone, Colombia, Hungary, Bolivia, Kazakhstan, Ecuador, Madagascar, Philippines, France, Ethiopia, Czech Republic, Suriname, Mongolia, Nigeria, Chile, Portugal, Cambodia, Switzerland, China, Zimbabwe, Brazil, Djibouti, Viet Nam, Russian Federation, Ireland, Taiwan, Indonesia, Australia, Israel, Estonia, Egypt, Luxembourg, Malaysia, Netherlands, Austria

Tantalum	H.C. Starck Co., Ltd. *	Canada, United States, Belgium, France, Colombia, Australia, Suriname, Thailand, Ivory Coast, Ireland, Russian Federation, Germany, Ecuador, United Kingdom, Czech Republic, Viet Nam, Ethiopia, Laos, Singapore, Mexico, Luxembourg, Korea, Republic of, Mongolia, Cambodia, Bolivia, India, Myanmar, Estonia, Chile, Sierra Leone, Madagascar, Brazil, Portugal, Djibouti, Argentina, China, Nigeria, Zimbabwe, Indonesia, Guyana, Malaysia, Japan, Netherlands, Kazakhstan, Hungary, Slovakia, Austria, Taiwan, Switzerland, Israel, Spain, Egypt, Peru, Namibia

Tantalum	H.C. Starck Hermsdorf GmbH *	Colombia, Slovakia, Belgium, Zimbabwe, United States, Spain, Namibia, Russian Federation, Ivory Coast, Peru, Chile, Netherlands, Austria, Cambodia, Ecuador, Nigeria, Thailand, France, Hungary, Korea, Republic of, Switzerland, Israel, Indonesia, Sierra Leone, Singapore, Djibouti, China, Estonia, Ethiopia, Myanmar, Portugal, Laos, Ireland, Germany, Guyana, Canada, Australia, Egypt, Kazakhstan, Czech Republic, Brazil, Argentina, Taiwan, United Kingdom, Viet Nam, Madagascar, Luxembourg, Bolivia, Japan, Mongolia, Suriname, Malaysia, India

Tantalum	H.C. Starck Inc. *	Germany, Bolivia, Canada, India, United States, Nigeria, Brazil, Japan, Namibia, Sierra Leone, Ethiopia, Zimbabwe, Australia, China

Tantalum	H.C. Starck Ltd. *	China, Australia, Canada, Japan, India, Brazil, Zimbabwe, Namibia, Germany, Ethiopia, Bolivia, Sierra Leone

Tantalum	H.C. Starck Smelting GmbH & Co. KG *	France, Brazil, Zimbabwe, Indonesia, Slovakia, United States, Viet Nam, Nigeria, Spain, Taiwan, United Kingdom, Israel, Czech Republic, Suriname, Laos, China, Kazakhstan, Ireland, Estonia, Namibia, Portugal, Myanmar, Thailand, Cambodia, Madagascar, Canada, Guyana, Singapore, Korea, Republic of, Colombia, Bolivia, Chile, Sierra Leone, Ecuador, Djibouti, Egypt, Belgium, India, Mongolia, Luxembourg, Netherlands, Austria, Germany, Australia, Hungary, Ivory Coast, Malaysia, Argentina, Russian Federation, Ethiopia, Japan, Switzerland

Tantalum	H.C. Starck Tantalum and Niobium GmbH *	China, Canada, Netherlands, Laos, United Kingdom, Singapore, Chile, Australia, Namibia, Zimbabwe, Korea, Republic of, Bolivia, Taiwan, Colombia, Mongolia, Switzerland, Nigeria, Egypt, Slovakia, Djibouti, Guyana, Malaysia, Viet Nam, United States, Sierra Leone, India, France, Ireland, Israel, Japan, Germany, Spain, Brazil, Cambodia, Estonia, Peru, Thailand, Ecuador, Luxembourg, Myanmar, Austria, Russian Federation, Madagascar, Indonesia, Kazakhstan, Portugal, Belgium, Suriname, Hungary, Ethiopia, Ivory Coast, Argentina, Czech Republic

Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd. *	Japan, Luxembourg, Namibia, Indonesia, Singapore, France, Kazakhstan, Sierra Leone, Australia, Viet Nam, Hungary, Slovakia, Korea, Republic of, Czech Republic, Zimbabwe, Suriname, Switzerland, Belgium, India, Netherlands, Colombia, Thailand, Portugal, Taiwan, Malaysia, Peru, Cambodia, Guyana, Nigeria, Bolivia, Germany, Laos, China, United States, Russian Federation, Mongolia, Argentina, United Kingdom, Austria, Djibouti, Egypt, Ethiopia, Ireland, Canada, Estonia, Brazil, Israel, Ivory Coast, Myanmar, Spain, Ecuador, Madagascar, Chile

Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd. *	China

Tantalum	Jiangxi Tuohong New Raw Material *	China

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd. *	India, Thailand, Switzerland, Kazakhstan, Israel, Spain, Belgium, Canada, Ireland, Suriname, Madagascar, Viet Nam, Nigeria, United States, Japan, Guyana, United Kingdom, Portugal, Egypt, Brazil, Italy, Zimbabwe, Laos, Austria, Netherlands, Germany, Australia, Ethiopia, Russian Federation, China, Djibouti, Bolivia, Singapore, France, Slovakia, Colombia, Korea, Republic of, Estonia, Ecuador, Luxembourg, Namibia, Malaysia, Mongolia, Chile, Hungary, Ivory Coast, Peru, Argentina, Myanmar, Sierra Leone, Taiwan, Indonesia, Czech Republic, Cambodia

Tantalum	Jiujiang Tanbre Co., Ltd. *	Japan, Singapore, Czech Republic, Spain, Estonia, Brazil, Slovakia, Djibouti, Peru, Bolivia, France, India, Myanmar, Cambodia, Germany, Egypt, Kazakhstan, Portugal, Nigeria, Ecuador, Ireland, Viet Nam, Austria, Indonesia, Namibia, Zimbabwe, Argentina, Thailand, Colombia, Hungary, Ethiopia, Australia, Suriname, Canada, Luxembourg, Laos, Taiwan, Russian Federation, United States, Madagascar, China, Ivory Coast, Mongolia, Chile, Switzerland, Philippines, Sierra Leone, Korea, Republic of, Belgium, Malaysia, Netherlands, United Kingdom, Israel, Guyana

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd. *	Laos, Portugal, Brazil, Estonia, Sierra Leone, Germany, Ireland, Slovakia, Chile, Belgium, Switzerland, Canada, Peru, China, Luxembourg, Mongolia, Ivory Coast, Myanmar, Bolivia, Colombia, Spain, Netherlands, Russian Federation, Indonesia, Israel, Taiwan, Ethiopia, Madagascar, Malaysia, Singapore, Czech Republic, Egypt, Djibouti, Ecuador, Guyana, Argentina, Thailand, Zimbabwe, Japan, Korea, Republic of, Austria, United Kingdom, Australia, Cambodia, Viet Nam, United States, Suriname, Nigeria, France, Hungary, Namibia, India, Kazakhstan

Tantalum	KEMET Blue Metals *	Viet Nam, Colombia, Slovakia, Czech Republic, Mongolia, Ivory Coast, Netherlands, Taiwan, India, Suriname, Israel, Egypt, Ireland, Sierra Leone, Chile, Djibouti, France, Ecuador, Madagascar, Niger, Korea, Republic of, Mexico, Namibia, Switzerland, Thailand, Canada, Mali, Zimbabwe, Cambodia, Singapore, Austria, Japan, Spain, Laos, Hungary, United Kingdom, Bolivia, Kazakhstan, Guyana, Myanmar, Estonia, Malaysia, Argentina, China, Australia, Belgium, Peru, Guinea, Germany, Ghana, Nigeria, United States, Portugal, Russian Federation, Indonesia, Brazil, Luxembourg, Ethiopia

Tantalum	Kemet Blue Powder *	Bolivia, Estonia, Ireland, Chile, Djibouti, Peru, India, Belgium, Zimbabwe, Ethiopia, Cambodia, Israel, United Kingdom, Ivory Coast, United States, Namibia, Suriname, Indonesia, Portugal, Luxembourg, Kazakhstan, Nigeria, Sierra Leone, Malaysia, Thailand, Slovakia, Taiwan, Viet Nam, Japan, Australia, Madagascar, Korea, Republic of, Netherlands, Egypt, Myanmar, France, Laos, Spain, Switzerland, Germany, Mongolia, Russian Federation, China, Czech Republic, Argentina, Brazil, Colombia, Ecuador, Singapore, Niger, Canada, Guyana, Mexico, Austria, Hungary

Tantalum	LSM Brasil S.A. *	United Kingdom, Israel, India, Djibouti, Germany, Malaysia, Myanmar, Thailand, Nigeria, Zimbabwe, Ivory Coast, Spain, United States, Chile, Peru, Suriname, France, Brazil, Madagascar, Cambodia, Luxembourg, Ecuador, Laos, Korea, Republic of, Portugal, Australia, Russian Federation, Switzerland, Austria, Singapore, Japan, Estonia, Ireland, Slovakia, Netherlands, Taiwan, Sierra Leone, Colombia, China, Ethiopia, Kazakhstan, Egypt, Hungary, Guyana, Indonesia, Canada, Viet Nam, Belgium, Bolivia, Namibia, Czech Republic, Mongolia, Argentina

Tantalum	Metallurgical Products India Pvt., Ltd. *	Ecuador, Estonia, Russian Federation, Spain, Colombia, Hungary, Germany, Portugal, Sierra Leone, Viet Nam, Egypt, Suriname, Belgium, Myanmar, Argentina, Chile, Slovakia, United States, France, Mongolia, Czech Republic, Jersey, Korea, Republic of, Indonesia, Nigeria, Thailand, Kazakhstan, Israel, Luxembourg, Switzerland, Namibia, Netherlands, Cambodia, United Kingdom, Brazil, Canada, Laos, Taiwan, India, Australia, Malaysia, Bolivia, Austria, Ethiopia, Ireland, China, Madagascar, Singapore, Ivory Coast, Japan, Djibouti, Guyana, Peru, Zimbabwe

Tantalum	Mineracao Taboca S.A. *	Brazil, Thailand

Tantalum	Mitsui Mining and Smelting Co., Ltd. *	Japan, Australia, Canada, China, Malaysia, Brazil, Chile, United Kingdom

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd. *	Laos, Spain, Niger, Nigeria, Egypt, Ireland, India, Argentina, Belgium, Singapore, Madagascar, Chile, China, Thailand, Portugal, Ethiopia, Myanmar, Australia, Slovakia, Djibouti, Colombia, Kazakhstan, Netherlands, Switzerland, Estonia, Czech Republic, Peru, Austria, Mexico, Guyana, Luxembourg, Sierra Leone, Taiwan, Malaysia, Bolivia, Indonesia, Namibia, United Kingdom, Cambodia, Korea, Republic of, Germany, Zimbabwe, Ivory Coast, Suriname, Mongolia, Canada, France, Israel, Ecuador, Japan, Viet Nam, Russian Federation, United States, Hungary, Brazil

Tantalum	NPM Silmet AS *	India, Thailand, United States, Guyana, Viet Nam, Indonesia, Korea, Republic of, Cambodia, Namibia, Portugal, China, Austria, Suriname, Nigeria, Hungary, Canada, Spain, Luxembourg, Israel, Russian Federation, Sierra Leone, Colombia, Netherlands, Malaysia, Argentina, Germany, Laos, Mongolia, Belgium, Ireland, Singapore, Switzerland, Japan, Madagascar, France, Peru, Slovakia, Djibouti, Ethiopia, Australia, Brazil, Bolivia, Taiwan, Czech Republic, Kazakhstan, Myanmar, United Kingdom, Ecuador, Zimbabwe, Estonia, Ivory Coast, Egypt, Chile

Tantalum	Power Resources Ltd. *	Macedonia, The Former Yugoslav Republic Of

Tantalum	QuantumClean *	United States, Brazil, Poland

Tantalum	Resind Industria e Comercio Ltda. *	Brazil

Tantalum	Solikamsk Magnesium Works OAO *	Ethiopia, Belgium, Thailand, Djibouti, Laos, Switzerland, Mongolia, Israel, Guyana, Sierra Leone, Namibia, Ireland, United Kingdom, Brazil, Austria, Suriname, Madagascar, Russian Federation, Indonesia, Taiwan, Ivory Coast, Zimbabwe, Germany, India, Australia, Bolivia, Egypt, Portugal, Colombia, Malaysia, Singapore, France, Nigeria, Japan, Argentina, Canada, Czech Republic, Luxembourg, Slovakia, Viet Nam, Myanmar, Netherlands, Hungary, Ecuador, Chile, Kazakhstan, Estonia, Korea, Republic of, Peru, United States, Cambodia, China

Tantalum	Taki Chemical Co., Ltd. *	United Kingdom, Viet Nam, Switzerland, Colombia, Namibia, Mongolia, Belgium, Netherlands, Brazil, Spain, India, Canada, Bolivia, Slovakia, Thailand, Czech Republic, Malaysia, Kazakhstan, China, Luxembourg, Germany, Chile, Estonia, Myanmar, Madagascar, France, Ecuador, Egypt, Korea, Republic of, Austria, Argentina, Taiwan, Djibouti, Russian Federation, Zimbabwe, Portugal, Australia, Israel, Ethiopia, Guyana, Hungary, Nigeria, Singapore, Sierra Leone, Ireland, Peru, Cambodia, Laos, Suriname, United States, Japan, Indonesia, Ivory Coast

Tantalum	Telex Metals *	Brazil, Japan, United States, Argentina, India, Indonesia, Madagascar, Malaysia, Namibia, Czech Republic, Suriname, Netherlands, Kazakhstan, Taiwan, Mongolia, Guyana, Hungary, Slovakia, Viet Nam, Luxembourg, Ethiopia, Ecuador, Spain, Zimbabwe, Canada, Colombia, Ivory Coast, Switzerland, Australia, Singapore, Israel, Austria, Germany, Portugal, Myanmar, United Kingdom, Nigeria, Djibouti, France, China, Estonia, Cambodia, Korea, Republic of, Chile, Thailand, Russian Federation, Laos, Belgium, Ireland, Egypt, Bolivia, Sierra Leone, Peru

Tantalum	Ulba Metallurgical Plant JSC *	Ethiopia, Zimbabwe, Argentina, Laos, Kazakhstan, Ivory Coast, Cambodia, Czech Republic, Peru, Namibia, Belarus, Colombia, Malaysia, Taiwan, Chile, United Kingdom, France, Ireland, Israel, Germany, Hungary, Viet Nam, Estonia, Indonesia, Sierra Leone, Netherlands, Belgium, Korea, Republic of, Bolivia, China, Thailand, Switzerland, Singapore, Madagascar, Russian Federation, Austria, Portugal, India, Brazil, Myanmar, Canada, Guyana, Spain, United States, Djibouti, Nigeria, Mongolia, Egypt, Ecuador, Japan, Suriname, Australia, Luxembourg, Slovakia

Tantalum	XinXing Haorong Electronic Material Co., Ltd. *	China

Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd. *	Russian Federation, China, Peru

Tin	Alpha *	Spain, Nigeria, Australia, China, Netherlands, Chile, Germany, Brazil, Japan, Kazakhstan, Viet Nam, Hungary, United States, Cambodia, Israel, Bolivia, Namibia, Suriname, Ecuador, India, Slovakia, Belgium, France, Indonesia, Singapore, Peru, Canada, Myanmar, Korea, Republic of, Argentina, Czech Republic, Luxembourg, Portugal, Thailand, Austria, Djibouti, Sierra Leone, United Kingdom, Sweden, Russian Federation, Estonia, Ireland, Jersey, Laos, Zimbabwe, Malaysia, Egypt, Madagascar, Guyana, Ethiopia, Ivory Coast, Switzerland, Mongolia, Taiwan, Colombia

Tin	An Vinh Joint Stock Mineral Processing Company	Brazil, Viet Nam, Turkey

Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd. *	China

Tin	China Tin Group Co., Ltd. *	United States, Switzerland, China, Mexico, Russian Federation, Indonesia

Tin	CV Ayi Jaya *	Hungary, Bolivia, Laos, Luxembourg, Spain, Kazakhstan, Ireland, Malaysia, Ecuador, Portugal, Argentina, Austria, China, Chile, Russian Federation, Zimbabwe, Sierra Leone, United Kingdom, Brazil, India, Israel, Korea, Republic of, Egypt, Cambodia, Japan, Australia, Estonia, Ethiopia, Ivory Coast, Slovakia, Thailand, Madagascar, Nigeria, Djibouti, Netherlands, Peru, Canada, United States, Viet Nam, Indonesia, Belgium, Guyana, Namibia, Germany, Switzerland, Czech Republic, France, Suriname, Mongolia, Myanmar, Singapore, Taiwan

Tin	CV Dua Sekawan *	Indonesia

Tin	CV Gita Pesona *	Suriname, Zimbabwe, France, Germany, Argentina, India, Madagascar, Netherlands, Nigeria, Canada, Djibouti, Myanmar, Belgium, Indonesia, Cambodia, Namibia, Australia, Spain, Slovakia, Austria, United States, Taiwan, Ecuador, Laos, Ethiopia, Viet Nam, Kazakhstan, Switzerland, Malaysia, Estonia, Egypt, Chile, Colombia, Ireland, Japan, Portugal, Thailand, Hungary, Mongolia, Sierra Leone, Czech Republic, Russian Federation, Korea, Republic of, Guyana, Singapore, Israel, United Kingdom, Brazil, Ivory Coast, Peru, Luxembourg, Bolivia, China

Tin	CV United Smelting *	Korea, Republic of, Germany, United Kingdom, Myanmar, Laos, Peru, Egypt, Kazakhstan, Hungary, Israel, Switzerland, Bolivia, Colombia, Guyana, Netherlands, Ireland, Estonia, United States, Sierra Leone, China, Brazil, Namibia, Thailand, Djibouti, Slovakia, Suriname, Zimbabwe, Singapore, Ivory Coast, Canada, India, Luxembourg, Nigeria, Chile, Viet Nam, Argentina, Belgium, Ecuador, Ethiopia, Madagascar, Taiwan, Indonesia, Russian Federation, Austria, Mongolia, Australia, Cambodia, Japan, Czech Republic, Spain, Malaysia, Portugal, France

Tin	CV Venus Inti Perkasa *	Peru, Germany, Canada, Guyana, Switzerland, Suriname, Chile, Indonesia, Japan, Mexico

Tin	Dowa *	Philippines, Switzerland, China, Myanmar, Indonesia, Slovakia, Brazil, Argentina, Ireland, Hungary, Mongolia, Mexico, India, Suriname, Malaysia, Djibouti, Taiwan, Chile, Estonia, Korea, Republic of, Kazakhstan, Laos, Ethiopia, Ecuador, Luxembourg, Austria, Australia, Netherlands, Portugal, Madagascar, Thailand, Singapore, United States, Peru, Guyana, United Kingdom, Zimbabwe, Bolivia, Czech Republic, Namibia, Israel, Hong Kong, Egypt, Japan, Belgium, France, Viet Nam, Canada, Cambodia, Germany, Nigeria, Russian Federation, Colombia, Sierra Leone, Ivory Coast, Spain

Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Canada, Viet Nam, China, Brazil, Chile, United States

Tin	EM Vinto *	Netherlands, France, Germany, Estonia, Cambodia, Spain, Hungary, India, Korea, Republic of, Laos, Colombia, Russian Federation, Nigeria, Ethiopia, Thailand, Mongolia, Egypt, Namibia, Czech Republic, Peru, Zimbabwe, Djibouti, Myanmar, China, Belgium, Slovakia, Switzerland, Canada, Kazakhstan, Taiwan, Viet Nam, Ecuador, Ivory Coast, Chile, Ireland, Luxembourg, Sierra Leone, Singapore, Malaysia, United Kingdom, United States, Guyana, Australia, Suriname, Indonesia, Brazil, Bolivia, Austria, Israel, Portugal, Argentina, Japan, Madagascar

Tin	Estanho de Rondonia S.A.	Taiwan, Brazil

Tin	Fenix Metals *	Peru, Kazakhstan, Brazil, China, Australia, Bolivia, Poland, Indonesia

Tin	Gejiu Fengming Metallurgy Chemical Plant *	China

Tin	Gejiu Jinye Mineral Company *	China

Tin	Gejiu Kai Meng Industry and Trade LLC *	China

Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd. *	Nigeria, United Kingdom, Mongolia, Zimbabwe, Namibia, Colombia, Ecuador, Canada, Myanmar, Estonia, Suriname, Austria, Czech Republic, India, Ivory Coast, Hungary, Argentina, United States, Israel, Sierra Leone, Djibouti, Belgium, Chile, Malaysia, Cambodia, Guyana, Slovakia, China, Brazil, Ethiopia, Egypt, Russian Federation, Indonesia, Portugal, Thailand, Kazakhstan, Ireland, Australia, Netherlands, Korea, Republic of, Laos, Switzerland, Taiwan, Viet Nam, Madagascar, Singapore, Bolivia, Japan, Spain, Peru, Luxembourg, Germany, France

Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd. *	China

Tin	Gejiu Zili Mining And Metallurgy Co., Ltd. *	Brazil, Indonesia, China

Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd. *	China

Tin	Guanyang Guida Nonferrous Metal Smelting Plant *	China

Tin	HuiChang Hill Tin Industry Co., Ltd.	China

Tin	Huichang Jinshunda Tin Co., Ltd. *	China

Tin	Jiangxi New Nanshan Technology Ltd. *	Bolivia, China, Portugal, Russian Federation

Tin	Magnu’s Minerais Metais e Ligas Ltda. *	Canada, Guyana, Sierra Leone, Korea, Republic of, Peru, Cambodia, Ethiopia, Slovakia, Colombia, Madagascar, Kazakhstan, Spain, Laos, Russian Federation, Belgium, Djibouti, Ireland, Australia, Hungary, Egypt, Israel, United States, Germany, Chile, Thailand, Ecuador, Portugal, Viet Nam, Indonesia, Netherlands, Mongolia, Estonia, Nigeria, Bolivia, China, France, Switzerland, India, Austria, Argentina, Ivory Coast, Suriname, Singapore, Namibia, Brazil, Luxembourg, Taiwan, Zimbabwe, Japan, Myanmar, United Kingdom, Czech Republic, Malaysia

Tin	Malaysia Smelting Corporation (MSC) *	India, Slovakia, Germany, Madagascar, Suriname, Colombia, Taiwan, Australia, Indonesia, Ivory Coast, Luxembourg, Israel, Russian Federation, China, Namibia, Guyana, Netherlands, Argentina, Viet Nam, Estonia, Austria, Laos, Malaysia, United Kingdom, Czech Republic, Ecuador, Korea, Republic of, France, Sierra Leone, United States, Egypt, Myanmar, Singapore, Zimbabwe, Mongolia, Cambodia, Kazakhstan, Ireland, Hungary, Ethiopia, Djibouti, Belgium

Tin	Melt Metais e Ligas S.A. *	Spain, Belgium, China, Malaysia, Ecuador, United Kingdom, Hungary, Guyana, Germany, Canada, Indonesia, Argentina, Portugal, Brazil, Luxembourg, Madagascar, Mongolia, Switzerland, Kazakhstan, Austria, France, Sierra Leone, Zimbabwe, Czech Republic, Djibouti, Ivory Coast, Nigeria, Taiwan, Bolivia, Peru, Colombia, United States, Egypt, Viet Nam, Namibia, Cambodia, Ireland, Chile, Korea, Republic of, Netherlands, Suriname, Slovakia, Myanmar, Singapore, Thailand, India, Australia, Israel, Laos, Japan, Ethiopia, Estonia, Russian Federation

Tin	Metallic Resources, Inc. *	United States

Tin	Metallo Belgium N.V. *	Bolivia, Russian Federation, Luxembourg, Spain, Djibouti, Namibia, Ireland, Austria, Chile, Slovakia, Malaysia, Egypt, United States, Suriname, Sierra Leone, Israel, Ecuador, Nigeria, Belgium, Guyana, Switzerland, Ethiopia, Peru, Kazakhstan, Mongolia, Canada, Laos, Argentina, Madagascar, Ivory Coast, Indonesia, Estonia, Germany, China, Cambodia, Australia, Colombia, United Kingdom, Viet Nam, Portugal, Korea, Republic of, Hungary, Singapore, Japan, Brazil, Myanmar, Czech Republic, France, Netherlands, India, Taiwan, Zimbabwe, Thailand

Tin	Metallo Spain S.L.U. *	Spain

Tin	Mineracao Taboca S.A. *	Brazil, Thailand

Tin	Minsur *	Peru, Guyana, Thailand, United Kingdom, Madagascar, China, Laos, Taiwan, Namibia, Czech Republic, Germany, Belgium, Suriname, Austria, Chile, France, India, United States, Portugal, Sierra Leone, Australia, Cambodia, Bolivia, Switzerland, Colombia, Brazil, Kazakhstan, Egypt, Zimbabwe, Ethiopia, Netherlands, Ireland, Malaysia, Canada, Djibouti, Ecuador, Luxembourg, Ivory Coast, Hungary, Argentina, Spain, Korea, Republic of, Nigeria, Slovakia, Israel, Indonesia, Singapore, Viet Nam, Myanmar, Estonia, Mongolia, Japan, Russian Federation

Tin	Mitsubishi Materials Corporation *	Austria, Canada, Mongolia, United Kingdom, Chile, Japan, Papua New Guinea, Hong Kong, Indonesia

Tin	Modeltech Sdn Bhd	Malaysia

Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Viet Nam, Estonia

Tin	O.M. Manufacturing (Thailand) Co., Ltd. *	Thailand, China, Netherlands, Philippines

Tin	O.M. Manufacturing Philippines, Inc. *	Brazil, Japan, Peru, Canada, Philippines, Bolivia, China, Malaysia

Tin	Operaciones Metalurgical S.A. *	Russian Federation, Ethiopia, China, Namibia, Switzerland, United States, Suriname, Laos, Chile, Australia, Guyana, Myanmar, Zimbabwe, Taiwan, Slovakia, Czech Republic, Egypt, Luxembourg, Sierra Leone, Malaysia, Israel, Colombia, Indonesia, Brazil, Viet Nam, Ireland, Spain, India, Bolivia, Japan, Hungary, Portugal, Mongolia, France, Argentina, Ivory Coast, Kazakhstan, Cambodia, Korea, Republic of, Djibouti, Belgium, Estonia, Ecuador, Canada, Madagascar, Philippines, Netherlands, Germany, Nigeria, Thailand, Austria, Singapore, United Kingdom, Peru

Tin	PT Aries Kencana Sejahtera *	Israel, Slovakia, Singapore, Australia, Portugal, Thailand, Ecuador, Namibia, Netherlands, Suriname, Estonia, Luxembourg, Malaysia, Japan, Argentina, Bolivia, United Kingdom, Djibouti, Peru, Russian Federation, Mongolia, France, Taiwan, Sierra Leone, Cambodia, Germany, Chile, Egypt, Korea, Republic of, Brazil, Ethiopia, Hungary, Indonesia, Austria, Ivory Coast, Zimbabwe, Colombia, Madagascar, Kazakhstan, Viet Nam, Laos, Guyana, Switzerland, Myanmar, Czech Republic, Spain, Nigeria, Ireland, India, United States, China, Belgium, Canada

Tin	PT Artha Cipta Langgeng *	Germany, Colombia, Kazakhstan, Namibia, Singapore, Slovakia, Netherlands, Luxembourg, Peru, Argentina, Suriname, Australia, Egypt, Ireland, Canada, Czech Republic, Austria, Spain, Belgium, Chile, Ethiopia, Cambodia, Portugal, Viet Nam, Japan, Ecuador, Mexico, Myanmar, United States, Uzbekistan, Bolivia, Guyana, Russian Federation, Indonesia, Hungary, Estonia, Israel, Korea, Republic of, Zimbabwe, China, Sierra Leone, Malaysia, Ivory Coast, Laos, Thailand, Brazil, Madagascar, Switzerland, Djibouti, India, France, Taiwan, Mongolia, Nigeria, United Kingdom

Tin	PT ATD Makmur Mandiri Jaya *	Portugal, Belgium, India, Luxembourg, Bolivia, Namibia, Austria, Canada, Cambodia, Laos, United Kingdom, Ivory Coast, Spain, Thailand, Malaysia, Chile, France, Madagascar, Israel, Taiwan, Argentina, Sierra Leone, Korea, Republic of, Suriname, Brazil, Hungary, Colombia, Australia, Nigeria, Switzerland, Germany, Viet Nam, Czech Republic, Ethiopia, China, Egypt, Singapore, Estonia, Myanmar, Peru, Netherlands, Indonesia, Guyana, United States, Djibouti, Mongolia, Zimbabwe, Ireland, Ecuador, Russian Federation, Kazakhstan, Japan, Slovakia

Tin	PT Babel Inti Perkasa *	Indonesia, Ivory Coast, Suriname, Sierra Leone, Colombia, Peru, Australia, Russian Federation, China, Guyana, Kazakhstan, Korea, Republic of, Mongolia, Hungary, Madagascar, Bolivia, United Kingdom, Taiwan, Thailand, Viet Nam, Laos, Slovakia, Luxembourg, Ecuador, Chile, Argentina, Estonia, Ireland, Brazil, Japan, Myanmar, Ethiopia, Switzerland, Cambodia, Malaysia, Canada, Israel, India, Belgium, Egypt, Namibia, Spain, Austria, Zimbabwe, Philippines, France, Nigeria, Netherlands, Czech Republic, Germany, Djibouti, United States, Singapore, Portugal

Tin	PT Bangka Prima Tin *	Malaysia, Peru, Indonesia, Czech Republic, Hungary, Ethiopia, Egypt, Nigeria, Canada, United Kingdom, Taiwan, Suriname, Spain, Myanmar, Slovakia, Madagascar, Argentina, Colombia, France, Russian Federation, Estonia, Namibia, Kazakhstan, Germany, Cambodia, China, Ecuador, Portugal, Sierra Leone, Korea, Republic of, Bolivia, Chile, Zimbabwe, Luxembourg, Japan, Australia, Viet Nam, India, Singapore, Thailand, United States, Ireland, Belgium, Ivory Coast, Netherlands, Switzerland, Djibouti, Austria, Brazil, Israel, Laos, Guyana, Mongolia

Tin	PT Bangka Serumpun *	Indonesia

Tin	PT Bangka Tin Industry *	Namibia, Slovakia, Belgium, Russian Federation, Canada, Austria, Israel, Peru, Colombia, Suriname, Ecuador, Argentina, Myanmar, Ireland, Zimbabwe, Cambodia, Thailand, Bolivia, Chile, Estonia, India, Japan, Djibouti, Kazakhstan, Portugal, Luxembourg, Korea, Republic of, Hungary, Mongolia, Laos, Australia, Nigeria, Brazil, Germany, Madagascar, China, Singapore, United Kingdom, Taiwan, United States, Sierra Leone, France, Guyana, Switzerland, Viet Nam, Egypt, Ivory Coast, Czech Republic, Netherlands, Indonesia, Malaysia, Ethiopia, Spain

Tin	PT Belitung Industri Sejahtera *	Spain, Djibouti, Mongolia, Thailand, Ethiopia, Myanmar, Japan, Russian Federation, Laos, Switzerland, Estonia, Indonesia, Brazil, Israel, Belgium, Slovakia, Kazakhstan, Peru, China, Viet Nam, Germany, Korea, Republic of, Suriname, Australia, Canada, Ivory Coast, United Kingdom, United States, Austria, Luxembourg, Bolivia, Portugal, Singapore, Ecuador, Madagascar, Namibia, Guyana, Ireland, Egypt, Hungary, Argentina, Colombia, Czech Republic, Cambodia, Netherlands, Nigeria, India, Sierra Leone, Malaysia, Taiwan, Chile, Zimbabwe, France

Tin	PT Bukit Timah *	Guyana, Germany, Laos, Bolivia, Peru, United States, Ireland, China, Luxembourg, Colombia, Portugal, Ecuador, Thailand, Suriname, Netherlands, Brazil, Spain, France, India, Japan, Israel, Indonesia, Australia, Mongolia, Slovakia, Austria, Estonia, Djibouti, Argentina, Nigeria, Namibia, Korea, Republic of, Ivory Coast, Madagascar, Canada, Kazakhstan, Hungary, Ethiopia, United Kingdom, Malaysia, Viet Nam, Belgium, Myanmar, Switzerland, Cambodia, Sierra Leone, Russian Federation, Poland, Czech Republic, Chile, Singapore, Egypt, Taiwan, Zimbabwe

Tin	PT DS Jaya Abadi *	Japan, Germany, United Kingdom, Switzerland, Kazakhstan, Mongolia, Hungary, Laos, Singapore, Cambodia, Djibouti, Guyana, China, Luxembourg, Austria, Viet Nam, Israel, Australia, Chile, Slovakia, Nigeria, Sierra Leone, Korea, Republic of, Belgium, Portugal, Myanmar, Brazil, France, Estonia, Ireland, Madagascar, Zimbabwe, Argentina, Taiwan, Ivory Coast, Peru, Poland, Russian Federation, India, Colombia, Namibia, Thailand, Canada, Netherlands, Bolivia, Suriname, Indonesia, Egypt, Ecuador, United States, Spain, Czech Republic, Malaysia, Ethiopia

Tin	PT Inti Stania Prima *	Malaysia, Nigeria, Bolivia, Estonia, Ivory Coast, Slovakia, Portugal, Madagascar, Czech Republic, Thailand, Taiwan, Canada, Kazakhstan, Argentina, Guyana, Egypt, Japan, Switzerland, Laos, Indonesia, Israel, Suriname, Myanmar, Cambodia, Chile, Belgium, Australia, Hungary, United Kingdom, Singapore, Peru, Korea, Republic of, Germany, Zimbabwe, Austria, Netherlands, Namibia, Ireland, United States, France, Djibouti, Mongolia, Luxembourg, Colombia, Viet Nam, Sierra Leone, Russian Federation, Spain, Brazil, Ethiopia, China, Ecuador, India

Tin	PT Karimun Mining *	Indonesia, Russian Federation

Tin	PT Kijang Jaya Mandiri *	Indonesia

Tin	PT Menara Cipta Mulia *	Indonesia

Tin	PT Mitra Stania Prima *	Madagascar, Malaysia, Netherlands, Portugal, Kyrgyzstan, Brazil, Laos, Hungary, Mongolia, Japan, Austria, Switzerland, Colombia, Sierra Leone, Argentina, Ivory Coast, United States, Djibouti, Suriname, Peru, Australia, Czech Republic, Kazakhstan, Thailand, Indonesia, Estonia, Zimbabwe, Canada, Israel, Slovakia, Korea, Republic of, Belgium, Taiwan, Ethiopia, Bolivia, Nigeria, Singapore, Ecuador, Cambodia, Ireland, Mexico, Germany, Namibia, China, United Kingdom, Spain, Russian Federation, Myanmar, Egypt, Guyana, France, Luxembourg, India, Chile, Viet Nam

Tin	PT Panca Mega Persada *	Ireland, Netherlands, Bolivia, Slovakia, Thailand, Viet Nam, Laos, Peru, Spain, Brazil, Ethiopia, Djibouti, France, Madagascar, China, Japan, Ivory Coast, Suriname, Myanmar, Singapore, Zimbabwe, Colombia, Germany, Cambodia, Guyana, Czech Republic, Estonia, Chile, Nigeria, Hungary, Portugal, United States, Canada, Indonesia, Taiwan, Belgium, Luxembourg, Switzerland, India, United Kingdom, Russian Federation, Egypt, Namibia, Sierra Leone, Argentina, Australia, Kazakhstan, Korea, Republic of, Ecuador, Austria, Malaysia, Israel, Mongolia

Tin	PT Premium Tin Indonesia *	United States, Suriname, Colombia, Djibouti, Laos, Brazil, Taiwan, Mongolia, Czech Republic, Thailand, Austria, Russian Federation, Estonia, Uzbekistan, Ivory Coast, Viet Nam, Myanmar, Germany, Guyana, Cambodia, United Kingdom, Switzerland, Madagascar, Chile, Sierra Leone, Luxembourg, Canada, Japan, Slovakia, Belgium, Egypt, Bolivia, Ethiopia, Malaysia, Ecuador, Ireland, Israel, Singapore, China, Kazakhstan, Zimbabwe, France, India, Argentina, Australia, Nigeria, Hungary, Namibia, Portugal, Korea, Republic of, Netherlands, Spain, Indonesia, Peru

Tin	PT Prima Timah Utama *	Spain, Singapore, Suriname, Netherlands, Argentina, Guyana, Ireland, Nigeria, Madagascar, Kazakhstan, Slovakia, Luxembourg, Hungary, Indonesia, Belgium, Estonia, Sierra Leone, Canada, Egypt, Peru, Chile, Laos, Ivory Coast, Ecuador, Cambodia, Myanmar, India, Taiwan, Australia, United Kingdom, Germany, Czech Republic, Djibouti, Zimbabwe, Austria, China, Israel, Brazil, Korea, Republic of, United States, Japan, Switzerland, France, Namibia, Portugal, Malaysia, Russian Federation, Thailand, Bolivia, Viet Nam, Ethiopia, Colombia, Mongolia

Tin	PT Rajehan Ariq *	Indonesia

Tin	PT Refined Bangka Tin *	Czech Republic, Kazakhstan, India, Korea, Republic of, Ethiopia, Luxembourg, Madagascar, Guyana, United Kingdom, Netherlands, Djibouti, Laos, Colombia, Ireland, Israel, Russian Federation, Egypt, Estonia, United States, Mongolia, Myanmar, Cambodia, Bolivia, Brazil, Austria, Ivory Coast, Ecuador, Japan, Australia, Peru, France, Germany, Chile, Hungary, Spain, China, Slovakia, Malaysia, Argentina, Belgium, Nigeria, Viet Nam, Philippines, Portugal, Indonesia, Suriname, Taiwan, Singapore, Thailand, Sierra Leone, Switzerland, Zimbabwe, Namibia, Canada

Tin	PT Sariwiguna Binasentosa *	France, Australia, Spain, Netherlands, Ecuador, Colombia, Egypt, Japan, Brazil, Estonia, Cambodia, Myanmar, Chile, Nigeria, Korea, Republic of, Switzerland, Sierra Leone, Austria, Kazakhstan, Laos, United States, Hungary, Indonesia, Canada, Bolivia, China, Thailand, Zimbabwe, Madagascar, Luxembourg, Argentina, Namibia, Taiwan, Portugal, Germany, Viet Nam, Mongolia, United Kingdom, Israel, Czech Republic, Slovakia, Singapore, Russian Federation, Guyana, Peru, India, Malaysia, Djibouti, Suriname, Belgium, Ethiopia, Ivory Coast, Ireland

Tin	PT Stanindo Inti Perkasa *	Armenia, Bolivia, Viet Nam, Myanmar, Namibia, Mexico, Thailand, Belgium, India, Colombia, Zimbabwe, France, Australia, Austria, Japan, Taiwan, Ecuador, Suriname, Ireland, Canada, Cambodia, Djibouti, Chile, Korea, Republic of, Russian Federation, Peru, United Kingdom, Madagascar, China, Singapore, Malaysia, Portugal, Guyana, Egypt, United States, Argentina, Switzerland, Luxembourg, Laos, Sierra Leone, Israel, Ethiopia, Nigeria, Hungary, Czech Republic, Mongolia, Brazil, Estonia, Kazakhstan, Ivory Coast, Germany, Netherlands, Indonesia, Slovakia, Spain

Tin	PT Sukses Inti Makmur *	Peru, Israel, Cambodia, Singapore, Viet Nam, Chile, Ivory Coast, Netherlands, Canada, Estonia, Australia, Argentina, Suriname, Indonesia, China, Switzerland, Portugal, Madagascar, Brazil, United Kingdom, Austria, Sierra Leone, Laos, Thailand, Hungary, Ireland, Luxembourg, Egypt, France, Myanmar, Korea, Republic of, United States, Czech Republic, Malaysia, Spain, Russian Federation, Namibia, Belgium, Germany, Bolivia, Mongolia, Djibouti, Zimbabwe, Japan, Nigeria, India, Kazakhstan, Slovakia, Ethiopia, Ecuador, Taiwan, Colombia, Guyana

Tin	PT Sumber Jaya Indah *	India, Thailand, Ethiopia, Bolivia, Brazil, Japan, Nigeria, China, Indonesia, Malaysia, Niger

Tin	PT Timah (Persero) Tbk Kundur *	Zimbabwe, United Kingdom, Australia, Korea, Republic of, Viet Nam, Sierra Leone, Cambodia, Laos, Japan, Belgium, Portugal, Hungary, Luxembourg, Thailand, Egypt, Slovakia, Namibia, Spain, Guyana, Czech Republic, Chile, Madagascar, Germany, Nigeria, China, Brazil, Russian Federation, Ethiopia, Israel, Austria, Ivory Coast, Indonesia, Suriname, Ireland, Mongolia, Myanmar, Singapore, Taiwan, United States, Estonia, India, Malaysia, Djibouti, Argentina, Kazakhstan, Peru, Netherlands, Canada, Colombia, Switzerland, France, Ecuador, Bolivia

Tin	PT Timah (Persero) Tbk Mentok *	Suriname, Australia, France, Chile, India, Laos, United Kingdom, Israel, Brazil, Czech Republic, Thailand, Hungary, Luxembourg, Egypt, Korea, Republic of, United States, Mongolia, Guyana, Portugal, Netherlands, Colombia, Ethiopia, Taiwan, Estonia, Singapore, Canada, Kazakhstan, Bolivia, Myanmar, Spain, China, Indonesia, Belgium, Ecuador, Japan, Germany, Russian Federation, Peru, Ivory Coast, Nigeria, Madagascar, Malaysia, Argentina, Switzerland, Zimbabwe, Cambodia, Ireland, Sierra Leone, Djibouti, Namibia, Slovakia, Viet Nam, Austria

Tin	PT Tinindo Inter Nusa *	Israel, Portugal, Mongolia, Namibia, Hungary, Suriname, Netherlands, Djibouti, Australia, Madagascar, Czech Republic, Japan, Ireland, Belgium, Cambodia, Brazil, Ecuador, Estonia, Taiwan, Russian Federation, Myanmar, Singapore, Egypt, Viet Nam, Colombia, United Kingdom, Zimbabwe, Ivory Coast, Ethiopia, Guyana, Switzerland, Thailand, Canada, Peru, Luxembourg, Malaysia, United States, Spain, Chile, France, Slovakia, Korea, Republic of, India, Kazakhstan, Nigeria, China, Austria, Laos, Bolivia, Argentina, Indonesia, Germany, Sierra Leone

Tin	PT Tommy Utama *	Indonesia

Tin	Resind Industria e Comercio Ltda. *	Brazil

Tin	Rui Da Hung *	Japan, Taiwan, China, Brazil

Tin	Soft Metais Ltda. *	India, Brazil, Madagascar, Namibia, Guyana, Malaysia, Australia, Myanmar, Belgium, Estonia, Sierra Leone, Peru, Portugal, Laos, Switzerland, United States, Mongolia, Zimbabwe, Suriname, Ecuador, United Kingdom, Chile, Indonesia, Israel, Kazakhstan, Luxembourg, Bolivia, France, Thailand, Argentina, Austria, Singapore, Ivory Coast, Germany, Ireland, Japan, Canada, China, Taiwan, Viet Nam, Egypt, Djibouti, Slovakia, Cambodia, Czech Republic, Netherlands, Korea, Republic of, Hungary, Colombia, Ethiopia, Russian Federation, Nigeria

Tin	Super Ligas	Brazil

Tin	Thaisarco *	Belgium, Israel, Singapore, Suriname, Viet Nam, Morocco, Ethiopia, Cambodia, Germany, Peru, Djibouti, Slovakia, Australia, Poland, Estonia, Ireland, Namibia, Korea, Republic of, Nigeria, Spain, Portugal, Czech Republic, Austria, Canada, Russian Federation, Luxembourg, Argentina, Laos, India, China, Malaysia, Ivory Coast, United Kingdom, Sierra Leone, Egypt, Japan, Guyana, France, Taiwan, Thailand, Chile, Zimbabwe, Madagascar, Bolivia, Indonesia, Ecuador, Kazakhstan, Hungary, Myanmar, Mongolia, Netherlands, Brazil, Colombia, Switzerland, United States

Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Indonesia, Viet Nam

Tin	White Solder Metalurgia e Mineracao Ltda. *	Germany, Brazil, Peru, China, Thailand

Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd. *	China, Singapore

Tin	Yunnan Tin Company Limited *	Belgium, Brazil, China, Indonesia, Australia, Canada, Malaysia, Peru, Bolivia, Germany, Myanmar, Ethiopia, Hong Kong, United States

Tungsten	A.L.M.T. TUNGSTEN Corp. *	Laos, France, Slovakia, Peru, Czech Republic, Israel, Germany, Sierra Leone, Singapore, Ireland, Viet Nam, Brazil, Indonesia, United Kingdom, Luxembourg, Hungary, Nigeria, Ivory Coast, Kazakhstan, China, Myanmar, Russian Federation, Australia, Netherlands, Guyana, Niger, Japan, Spain, Bolivia, Belgium, Ethiopia, Suriname, Canada, Madagascar, Cambodia, Estonia, Taiwan, United States, Austria, Chile, Switzerland, Djibouti, Thailand, Egypt, Malaysia, Namibia, India, Ecuador, Argentina, Mongolia, Korea, Republic of, Colombia, Portugal, Zimbabwe

Tungsten	ACL Metais Eireli *	Brazil

Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd. *	Australia, United Kingdom, Namibia, Mongolia, Zimbabwe, Ireland, Myanmar, Nigeria, Austria, Russian Federation, Thailand, Belgium, Germany, Argentina, Japan, Cambodia, Canada, Kazakhstan, Madagascar, Estonia, Hungary, Czech Republic, Egypt, India, Guyana, Slovakia, United States, Viet Nam, Portugal, Taiwan, Brazil, Ethiopia, Colombia, Netherlands, France, Singapore, Suriname, Chile, Malaysia, China, Peru, Sierra Leone, Switzerland, Bolivia, Indonesia, Israel, Ecuador, Luxembourg, Spain, Djibouti, Ivory Coast, Korea, Republic of, Laos

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd. *	Israel, China, Singapore, Cambodia, Netherlands, Brazil, Australia, Egypt, Austria, Peru, Laos, India, Korea, Republic of, Ecuador, Djibouti, Thailand, Kazakhstan, Guyana, Bolivia, Colombia, Suriname, Myanmar, Namibia, Slovakia, United Kingdom, Madagascar, Mongolia, Czech Republic, Malaysia, Chile, Luxembourg, Viet Nam, Zimbabwe, Canada, Taiwan, Portugal, Ireland, Germany, Philippines, Ethiopia, Belgium, Nigeria, Switzerland, United States, Argentina, Spain, Hungary, Estonia, France, Sierra Leone, Russian Federation, Ivory Coast, Indonesia

Tungsten	Fujian Jinxin Tungsten Co., Ltd. *	Hungary, Guyana, Australia, United Kingdom, Slovakia, Chile, Laos, Netherlands, Suriname, Czech Republic, Djibouti, Ireland, China, Bolivia, Ivory Coast, France, Portugal, Nigeria, Zimbabwe, Peru, Ethiopia, Mongolia, Korea, Republic of, Colombia, Argentina, Belgium, Viet Nam, Israel, Germany, Cambodia, Japan, Indonesia, United States, Ecuador, Singapore, Thailand, Estonia, Madagascar, Myanmar, Brazil, Namibia, Canada, Taiwan, Sierra Leone, Malaysia, Russian Federation, India, Switzerland, Kazakhstan, Spain, Luxembourg, Egypt, Austria

Tungsten	Ganzhou Haichuang Tungsten Co., Ltd. *	China

Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd. *	Peru, Zimbabwe, Namibia, China, Madagascar, Canada, India, Spain, Ethiopia, Korea, Republic of, Taiwan, Australia, Belgium, Ivory Coast, Bolivia, Myanmar, Portugal, Mongolia, Slovakia, Thailand, Hungary, Ireland, Guyana, Argentina, Sierra Leone, Netherlands, Laos, Switzerland, Kazakhstan, Djibouti, Russian Federation, Malaysia, Austria, Brazil, Ecuador, Japan, Niger, Chile, Indonesia, Israel, United Kingdom, France, United States, Singapore, Cambodia, Colombia, Egypt, Germany, Luxembourg, Suriname, Czech Republic, Estonia, Nigeria, Viet Nam

Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd. *	Egypt, Switzerland, Malaysia, Luxembourg, Korea, Republic of, Suriname, Brazil, Madagascar, Germany, Ivory Coast, France, India, Japan, Netherlands, Australia, Austria, United States, Israel, Zimbabwe, Djibouti, Estonia, Bolivia, Thailand, Chile, Singapore, Indonesia, China, Namibia, Myanmar, Guyana, Cambodia, Czech Republic, Belgium, Ireland, Slovakia, Kazakhstan, Argentina, Mongolia, Russian Federation, Sierra Leone, Hungary, Taiwan, Portugal, Peru, Spain, Canada, Ethiopia, Nigeria, Ecuador, Laos, United Kingdom, Viet Nam, Colombia

Tungsten	Ganzhou Seadragon W & Mo Co., Ltd. *	Chile, Djibouti, Ethiopia, Czech Republic, Austria, Namibia, Germany, Brazil, Canada, India, Israel, United States, Ivory Coast, Russian Federation, Bolivia, Colombia, Kazakhstan, Sierra Leone, Netherlands, Myanmar, Madagascar, Suriname, Slovakia, Thailand, Australia, Viet Nam, France, Guyana, Argentina, Mongolia, Peru, China, Portugal, Singapore, Ireland, Ecuador, Hungary, Malaysia, Nigeria, United Kingdom, Egypt, Indonesia, Japan, Belgium, Zimbabwe, Spain, Cambodia, Korea, Republic of, Taiwan, Switzerland, Luxembourg, Estonia, Laos

Tungsten	Global Tungsten & Powders Corp. *	Kazakhstan, Peru, Suriname, Estonia, Netherlands, Austria, India, Guyana, Israel, Ethiopia, Myanmar, Colombia, United States, Chile, Egypt, Canada, Malaysia, Switzerland, Korea, Republic of, Cambodia, Nigeria, France, Portugal, Sierra Leone, Mongolia, Russian Federation, Thailand, Luxembourg, United Kingdom, Singapore, Taiwan, Indonesia, Australia, Ireland, Slovakia, Japan, Germany, Brazil, Zimbabwe, Czech Republic, China, Spain, Ecuador, Hungary, Madagascar, Djibouti, Laos, Bolivia, Ivory Coast, Argentina, Belgium, Namibia, Viet Nam

Tungsten	Guangdong Xianglu Tungsten Co., Ltd. *	Estonia, Myanmar, Suriname, Malaysia, Madagascar, Korea, Republic of, Mongolia, Netherlands, Djibouti, India, Bolivia, Sierra Leone, Cambodia, Canada, Singapore, Indonesia, Viet Nam, China, Ecuador, Switzerland, United States, Austria, Laos, Brazil, Luxembourg, Australia, Ivory Coast, Portugal, Germany, Egypt, France, Argentina, Taiwan, Ethiopia, Japan, Chile, Peru, Colombia, Namibia, Slovakia, Czech Republic, Nigeria, Thailand, Israel, Russian Federation, Belgium, Zimbabwe, Hungary, Spain, Kazakhstan, Guyana, Ireland, United Kingdom

Tungsten	H.C. Starck Smelting GmbH & Co. KG *	France, Brazil, Zimbabwe, Indonesia, Slovakia, United States, Viet Nam, Nigeria, Spain, Taiwan, United Kingdom, Israel, Czech Republic, Suriname, Laos, China, Kazakhstan, Ireland, Estonia, Namibia, Portugal, Myanmar, Thailand, Cambodia, Madagascar, Canada, Guyana, Singapore, Korea, Republic of, Colombia, Bolivia, Chile, Sierra Leone, Ecuador, Djibouti, Egypt, Belgium, India, Mongolia, Luxembourg, Netherlands, Austria, Germany, Australia, Hungary, Ivory Coast, Malaysia, Argentina, Russian Federation, Ethiopia, Japan, Switzerland

Tungsten	H.C. Starck Tungsten GmbH *	Viet Nam, Netherlands, Cambodia, Estonia, Luxembourg, Australia, Korea, Republic of, Portugal, Singapore, Ecuador, Guyana, Chile, Bolivia, Ivory Coast, Israel, Suriname, Czech Republic, India, Russian Federation, Germany, Argentina, Djibouti, France, Nigeria, Brazil, Ireland, Taiwan, Zimbabwe, Thailand, Sierra Leone, Switzerland, United States, Laos, Slovakia, Hungary, Peru, Egypt, Canada, Japan, Belgium, Kazakhstan, Malaysia, Spain, Myanmar, Madagascar, Ethiopia, Mongolia, Austria, Namibia, Colombia, Indonesia, China, United Kingdom

Tungsten	Hunan Chenzhou Mining Co., Ltd.	Switzerland, Australia, Canada, China, Sierra Leone, Spain, Russian Federation, Taiwan, Zimbabwe, Viet Nam, Thailand, United Kingdom, Portugal, Ireland, Colombia, France, Hungary, Czech Republic, Myanmar, Netherlands, Luxembourg, Austria, Bolivia, India, Madagascar, Argentina, Indonesia, Ivory Coast, Djibouti, Kazakhstan, Estonia, Namibia, Brazil, Malaysia, Chile, Guyana, Nigeria, Cambodia, Suriname, Peru, Germany, Singapore, United States, Ethiopia, Israel, Japan, Belgium, Egypt, Slovakia, Korea, Republic of, Laos, Mongolia, Ecuador

Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji *	Spain, Suriname, Portugal, Myanmar, Czech Republic, Cambodia, Ivory Coast, Colombia, Zimbabwe, Canada, Argentina, India, Nigeria, Taiwan, Bolivia, Sierra Leone, United States, Russian Federation, Thailand, Slovakia, Laos, Ecuador, Ethiopia, Germany, Luxembourg, Belgium, Switzerland, China, Namibia, United Kingdom, Ireland, Guyana, Peru, Israel, Korea, Republic of, Kazakhstan, Estonia, Singapore, Brazil, Indonesia, Australia, Netherlands, Malaysia, Hungary, Viet Nam, Madagascar, Austria, Mongolia, Chile, Djibouti, France, Japan, Egypt

Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd. *	Ethiopia, Luxembourg, Bolivia, Hungary, Belgium, Estonia, Colombia, Mongolia, Viet Nam, Ivory Coast, Peru, United States, United Kingdom, Ecuador, Laos, Taiwan, Ireland, Canada, India, Japan, Brazil, Israel, Netherlands, Djibouti, Nigeria, Sierra Leone, Argentina, Cambodia, Namibia, China, Australia, Egypt, Switzerland, Chile, Korea, Republic of, Zimbabwe, Myanmar, Thailand, Kazakhstan, Czech Republic, Slovakia, Portugal, Germany, Malaysia, Singapore, Austria, Indonesia, Suriname, Guyana, Spain, Madagascar, Russian Federation, France

Tungsten	Hunan Litian Tungsten Industry Co., Ltd. *	China

Tungsten	Hydrometallurg, JSC *	Myanmar, Switzerland, Viet Nam, Malaysia, Laos, Namibia, Cambodia, Luxembourg, Ethiopia, Germany, Portugal, Chile, India, Czech Republic, Netherlands, United Kingdom, Egypt, Kazakhstan, Slovakia, Djibouti, Taiwan, Belgium, Ivory Coast, France, Sierra Leone, Argentina, Nigeria, Ireland, Australia, Guyana, Estonia, Spain, Austria, Suriname, Mongolia, Brazil, Korea, Republic of, Zimbabwe, Hungary, Israel, Peru, Thailand, United States, Japan, China, Ecuador, Canada, Bolivia, Russian Federation, Madagascar, Indonesia

Tungsten	Japan New Metals Co., Ltd. *	India, Laos, Korea, Republic of, United States, Netherlands, Myanmar, Slovakia, Nigeria, Estonia, Bolivia, Cambodia, Taiwan, Switzerland, Madagascar, Spain, Ethiopia, Kazakhstan, Argentina, Chile, Guyana, Czech Republic, Thailand, Mongolia, United Kingdom, Portugal, Djibouti, Egypt, Suriname, China, Ireland, Luxembourg, Indonesia, Germany, France, Russian Federation, Belgium, Austria, Zimbabwe, Australia, Peru, Hungary, Namibia, Japan, Israel, Canada, Brazil, Ivory Coast, Sierra Leone, Malaysia, Ecuador, Viet Nam

Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd. *	China

Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	China

Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd. *	Zimbabwe, Guyana, Taiwan, Nigeria, Portugal, Djibouti, Indonesia, Sierra Leone, Peru, United States, Laos, Hungary, China, Korea, Republic of, Madagascar, Israel, Japan, Viet Nam, Egypt, Germany, India, Switzerland, Australia, Canada, Cambodia, Luxembourg, Austria, Estonia, France, Netherlands, Czech Republic, Bolivia, Ivory Coast, Namibia, Ireland, Russian Federation, Brazil, Malaysia, Ecuador, Chile, Spain, Thailand, Mongolia, Kazakhstan, Suriname, Argentina, Ethiopia, Belgium, Myanmar, United Kingdom, Slovakia

Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	China

Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd. *	China, Korea, Republic of

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd. *	China, Bolivia, Malaysia, Russian Federation, Canada, Peru, Australia, Indonesia, Brazil

Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd. *	Australia, United States, Papua New Guinea, Singapore, Mexico, China, Guinea, Canada, Brazil, Japan, Argentina, Chile, Peru

Tungsten	Kennametal Fallon *	Portugal, Viet Nam, United States, Russian Federation, China, Bolivia

Tungsten	Kennametal Huntsville *	Ecuador, Ireland, India, Germany, Indonesia, Korea, Republic of, Israel, Cambodia, Singapore, Taiwan, Spain, Thailand, Belgium, Sierra Leone, Hungary, United States, Ivory Coast, Myanmar, Zimbabwe, Russian Federation, Switzerland, Kazakhstan, Japan, Djibouti, Nigeria, Viet Nam, Mongolia, Portugal, Suriname, Namibia, Estonia, Ethiopia, Bolivia, Czech Republic, Guyana, Canada, Laos, Colombia, Peru, United Kingdom, Madagascar, Malaysia, Netherlands, Australia, Brazil, China, France, Austria, Luxembourg, Argentina, Chile, Egypt, Slovakia

Tungsten	Malipo Haiyu Tungsten Co., Ltd. *	Peru, Egypt, Austria, Madagascar, Netherlands, Japan, Sierra Leone, Czech Republic, Malaysia, Ecuador, Cambodia, Spain, Zimbabwe, France, Israel, Thailand, Germany, Mongolia, Indonesia, Kazakhstan, Ethiopia, Guyana, Luxembourg, Bolivia, Ireland, Korea, Republic of, Nigeria, Australia, Brazil, Portugal, Myanmar, United States, Djibouti, United Kingdom, Chile, Estonia, Russian Federation, China, Taiwan, Viet Nam, Belgium, Laos, Switzerland, Suriname, Canada, Hungary, Slovakia, India, Singapore, Ivory Coast, Colombia, Namibia, Argentina

Tungsten	Masan Tungsten Chemical LLC (MTC) *	Estonia, Belgium, Mongolia, Portugal, Indonesia, Kazakhstan, Nigeria, Luxembourg, Russian Federation, Slovakia, Chile, Ivory Coast, Austria, Japan, Myanmar, Sierra Leone, Thailand, Djibouti, Namibia, Taiwan, Viet Nam, Netherlands, Singapore, China, France, Guyana, Zimbabwe, Ethiopia, Hungary, Colombia, Bolivia, Egypt, Brazil, Ireland, Madagascar, Spain, Cambodia, Suriname, Switzerland, Germany, Argentina, Ecuador, Malaysia, Korea, Republic of, United States, United Kingdom, Peru, Israel, Czech Republic, Canada, Laos, Australia, India

Tungsten	Moliren Ltd. *	Russian Federation

Tungsten	Niagara Refining LLC *	Mexico, Myanmar, India, Kazakhstan, Slovakia, Bolivia, Namibia, Guyana, Luxembourg, Estonia, Djibouti, United Kingdom, Belgium, Australia, China, Madagascar, Switzerland, Suriname, Hungary, Ireland, Austria, Brazil, Portugal, Indonesia, Peru, Netherlands, Colombia, Ethiopia, Spain, Argentina, Ivory Coast, Thailand, Korea, Republic of, Viet Nam, Laos, Ecuador, Taiwan, Egypt, Canada, Singapore, France, Mongolia, Sierra Leone, Malaysia, Zimbabwe, Japan, Russian Federation, Nigeria, Israel, United States, Chile, Germany, Czech Republic, Cambodia

Tungsten	Philippine Chuangxin Industrial Co., Inc. *	Philippines

Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City *	China

Tungsten	Tejing (Vietnam) Tungsten Co., Ltd. *	Germany, Guyana, Austria, Egypt, Australia, Canada, Bolivia, Hungary, India, Mongolia, Luxembourg, Kazakhstan, Spain, Zimbabwe, Brazil, Ecuador, Slovakia, Ivory Coast, Czech Republic, Taiwan, Peru, Singapore, Argentina, Russian Federation, Myanmar, Namibia, Madagascar, United States, Estonia, Ireland, Thailand, Switzerland, Ethiopia, Colombia, France, China, Japan, Portugal, Netherlands, Malaysia, Korea, Republic of, Cambodia, Belgium, Djibouti, Suriname, Sierra Leone, Chile, United Kingdom, Nigeria, Laos, Israel, Viet Nam, Indonesia

Tungsten	Unecha Refractory Metals Plant *	Russian Federation

Tungsten	Wolfram Bergbau und Hutten AG *	China, Australia, Austria

Tungsten	Woltech Korea Co., Ltd. *	Korea, Republic of

Tungsten	Xiamen Tungsten (H.C.) Co., Ltd. *	Spain, Niger, Canada, Australia, Bolivia, China, Nigeria, Malaysia, Brazil, Thailand, Mexico, Russian Federation

Tungsten	Xiamen Tungsten Co., Ltd. *	Slovakia, Kazakhstan, Laos, Ireland, Niger, Myanmar, Russian Federation, Israel, Luxembourg, Ecuador, Estonia, Indonesia, France, Hungary, Namibia, Japan, Germany, Djibouti, Canada, Zimbabwe, Switzerland, Thailand, India, Guyana, Netherlands, Singapore, Australia, Madagascar, Suriname, Cambodia, Peru, Colombia, Sierra Leone, Austria, United Kingdom, Mexico, Argentina, United States, Malaysia, Ivory Coast, China, Egypt, Viet Nam, Ethiopia, Taiwan, Brazil, Czech Republic, Belgium, Korea, Republic of, Chile, Mongolia, Nigeria, Portugal, Bolivia, Spain

Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd. *	China

Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd. *	China, Ethiopia, Namibia, Guyana, Zimbabwe, Singapore, Canada, Madagascar, Russian Federation, Chile, Kazakhstan, Switzerland, Djibouti, Portugal, India, Australia, Korea, Republic of, Belgium, Sierra Leone, Malaysia, Mongolia, Thailand, Myanmar, Luxembourg, Taiwan, Viet Nam, Indonesia, Ecuador, Nigeria, Hungary, Israel, Austria, Laos, Netherlands, Egypt, Suriname, Argentina, United Kingdom, Estonia, Japan, Peru, Ivory Coast, France, Brazil, Bolivia, Spain, Czech Republic, Colombia, Slovakia, Germany, Ireland, United States, Cambodia